                              [LOGO] BNY HAMILTON

                                  PROSPECTUS

                                APRIL 30, 2002
                          as revised on May 31, 2002



      MONEY FUND

      TREASURY
      MONEY FUND

      NEW YORK TAX-EXEMPT MONEY FUND

      HAMILTON SHARES


      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                         INVEST WITH A TRUSTED LEADER

 ABOUT THE FUNDS


 4  BNY Hamilton Money Fund

 8  BNY Hamilton Treasury Money Fund

12  BNY Hamilton New York Tax-Exempt Money Fund

 ACCOUNT POLICIES


15  Daily NAV Calculation

15  Wire Order Processing

15  Monthly Statements

15  Distributions and Tax Considerations

16  Purchasing and Redeeming Hamilton Shares

17  Abusive Trading

17  Investment Advisor

17  Portfolio Managers

For More Information

Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high returns with consistent performance over many market cycles.

The BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The Funds take extra measures to provide for safety and liquidity, including:

.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

 RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

 BNY HAMILTON
 MONEY FUND


CUSIP Number:
Hamilton Shares 05561M101


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


BNY Hamilton Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.







--------------------------------------------------------------------------------

 Money Funds and the AAA/Aaa Rating



All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days.
In addition --

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.



                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

 Annual total returns (%) as of 12/31/01/1/

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----
3.03%  4.02%  5.84%  5.30%  5.47%  5.41%  5.03%  6.31%  4.09%

Best quarter: Q3 '00 +1.62     Worst quarter: Q4 '01 +0.60

The table below presents the Fund's average annual returns over various periods.

 Average annual total returns (%) as of 12/31/01*


                                                    Life
                                    1 Year 5 Years of fund
----------------------------------------------------------

Hamilton Shares/1 /                  4.09   5.25    4.86

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

 Fee table (% of average net assets)


                                              Hamilton
                                               Shares
------------------------------------------------------

Shareholder Fees                                None

Annual Operating Expenses
------------------------------------------------------
Management fee                                  0.10
Servicing fee                                   None
Other expenses                                  0.13

Total annual operating expenses                 0.23

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                         1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------

Hamilton Shares                            24     74      130     293

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 8/7/92.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception).
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.


 Year Ended December 31,                                  2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    1.00       1.00       1.00       1.00       1.00
                                                     ------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.040      0.061      0.050      0.053      0.053
Less distributions:
  Dividends from net investment income                  (0.040)    (0.061)    (0.050)    (0.053)    (0.053)
                                                     ------------------------------------------------------
Net asset value at end of period                          1.00       1.00       1.00       1.00       1.00
                                                     ------------------------------------------------------
Total return                                              4.09       6.31       5.03       5.41       5.47

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                4,004,182  3,372,680  1,725,341  1,439,525  1,063,579
Ratio of expenses to average net assets                   0.23       0.24       0.24       0.26       0.25
Ratio of net investment income to average net assets      4.01       6.19       4.92       5.25       5.34

                                                        BNY Hamilton Money Fund

 BNY HAMILTON
 TREASURY MONEY FUND


CUSIP Number:
Hamilton Shares 05561M705


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government.
These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.



BNY Hamilton Treasury Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.







--------------------------------------------------------------------------------

 Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines.
U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.




                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

 Annual total returns (%) as of 12/31/01/1/

                        [CHART]

             1998    1999   2000    2001
            ------  ------ ------  ------
             5.25%   4.79%  6.09%   3.94%

Best quarter: Q3 '00 +1.58     Worst quarter: Q4 '01 +0.56

The table below presents the Fund's average annual returns over various periods.

 Average annual total returns (%) as of 12/31/01*



                                            Life
                                    1 Year of fund
--------------------------------------------------

Hamilton Shares/1/                   3.94   5.07


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

 Fee table (% of average net assets)



                                              Hamilton
                                               Shares
------------------------------------------------------
Shareholder Fees                                  None

Annual Operating Expenses
------------------------------------------------------
Management fee                                    0.10
Servicing fee                                     None
Other expenses                                    0.14

Total annual operating expenses                   0.24


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
Hamilton Shares                       25     77      135     306

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 4/1/97.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception).
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distri- butions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Year Ended December 31,                                     2001     2000     1999     1998     1997/1/
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        1.00     1.00     1.00     1.00     1.00
                                                           ----------------------------------------------
Income from investment operations:
  Net investment income                                      0.039    0.059    0.047    0.051    0.040
Less distributions:
  Dividends from net investment income                      (0.039)  (0.059)  (0.047)  (0.051)  (0.040)
                                                           ----------------------------------------------
Net asset value at end of period                              1.00     1.00     1.00     1.00     1.00
                                                           ----------------------------------------------
Total return (%)                                              3.94     6.09     4.79     5.25     4.02/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                      202,303  279,014  225,482  201,363  110,719
Ratio of expenses (after reduction) to average net assets     0.24     0.26     0.28     0.27     0.25/3/
Ratio of expenses (before reduction) to average net assets    0.24     0.26     0.28     0.28     0.33/3/
Ratio of net investment income (after reduction) to
 average net assets                                           4.02     5.98     4.69     5.09     5.29/3/



--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 4/1/97.
2 Not annualized.
3 Annualized.

                                               BNY Hamilton Treasury Money Fund

 BNY HAMILTON

 NEW YORK TAX-EXEMPT
 MONEY FUND


CUSIP Number:
Hamilton Shares 05561M630



INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax.

Consistent with its investment objective, the Fund:

.. will invest at least 80% of its assets in tax-exempt obligations and at least
  80% of the Fund's assets in New York municipal obligations (however, market conditions may from time to time limit the availability of these obligations).

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


BNY Hamilton New York Tax-Exempt Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, and is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has no investment track record, it has no performance information to compare against other mutual funds or a broad based measure of securities performance, such as an index.

FEES AND EXPENSES

The table below outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholder fees or other out of pocket expenses.

 Fee table (% of average net assets)


                                                             Hamilton
                                                              Shares
---------------------------------------------------------------------
Shareholder Fees                                               None

Annual Operating Expenses
---------------------------------------------------------------------
Management fee                                                 0.10
Servicing fee                                                  None
Other expenses                                                 0.14

Total annual operating expenses                                0.24

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                                             1 Year 3 Years
---------------------------------------------------------------------------

Hamilton Shares                                                  25      77

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated.

BNY Hamilton New York Tax-Exempt Money Fund

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the funds' portfolio securities could materially affect the fund's NAV. The funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.

Purchase orders received before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money
Fund) will be executed at the offering price calculated at that day's close.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Hamilton Shares of each fund will be determined immediately before calculation of NAV each business day. Hamilton Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Hamilton Shares of each fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each fund automatically pays distributions in the form of additional fund shares. Notify the transfer agent in writing to:

..choose to receive distributions in cash

..change the way you currently receive distributions

Type of Distribution                     Federal Tax Status
-----------------------------------------------------------
Dividends from net investment income     ordinary income
Short-term capital gains                 ordinary income

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your fund, and uncashed checks will be cancelled and reinvested at the fund's share price as of the day of cancellation.

The funds do not expect to realize long-term capital gains or losses. Distributions from the funds are expected to be primarily ordinary income from dividends.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.


                                                               Account Policies

PURCHASING AND REDEEMING
HAMILTON SHARES

Minimum investment requirements

 Initial investment

$1,000,000

Clients of the Bank of New York and other institutions that have entered into an agreement with the Advisor may purchase and redeem shares of these funds. You should contact your financial institution for detailed instructions and additional policies.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent receives the purchase order. The funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Payments must be in U.S. dollars. Purchases made by check will not be redeemed until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received before the close of business. In order for the Advisor to manage each fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights The funds reserve the following rights:

..To suspend sale of shares to the public

..To reject any exchange request and to modify or terminate exchange privileges

..To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a fund

..To suspend the right of redemption

Exchange minimums You may exchange shares between the funds in this prospectus and any other BNY Hamilton fund. An exchange for Investor Shares of any other BNY Hamilton fund must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Account Policies

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in the BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

INVESTMENT ADVISOR

The investment Advisor of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $72 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund Richard Klingman is a vice president of the Advisor and has managed the Funds since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.

BNY Hamilton New York Tax-Exempt Money Fund Frank Monasterio is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.

                                                               Account Policies

                                      BNY
                                   HAMILTON
                                     FUNDS
                         INVEST WITH A TRUSTED LEADER

         FOR MORE INFORMATION

         STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

         YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

         BNY Hamilton Funds
         PO Box 182785
         Columbus, OH 43218-2785
         1-800-426-9363

         INFORMATION IS ALSO AVAILABLE FROM THE SEC:

         Securities and Exchange Commission
         Public Reference Section
         Washington, DC 20549-6009
         www.sec.gov

         FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

         1-800-SEC-0330

         Note: The SEC requires a duplicating fee for paper copies.

         SEC FILE NUMBER: 811-6654



                                                          BNY

                                                        HAMILTON

                                                         FUNDS



                                                INVEST WITH A TRUSTED LEADER


                                                 90 Park Avenue, 10th Floor
                                                     New York, NY 10016

                                                                 04/02 BNY-0087

                              [LOGO] BNY HAMILTON

                                  PROSPECTUS

                                APRIL 30, 2002
                          as revised on May 31, 2002



      MONEY FUND

      TREASURY
      MONEY FUND

      NEW YORK TAX-EXEMPT
      MONEY FUND

      PREMIER SHARES


      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.




                                      BNY
                                   HAMILTON
                                     FUNDS

                         INVEST WITH A TRUSTED LEADER

 ABOUT THE FUNDS


              4  BNY Hamilton Money Fund

              8  BNY Hamilton Treasury Money Fund

             12  BNY Hamilton New York Tax-Exempt Money Fund

 SERVICES PROVIDED


             15  Services Provided

 ACCOUNT POLICIES


             16  Daily NAV Calculation

             16  Distributions and Tax Considerations

             17  Purchasing and Redeeming Premier Shares

             18  Abusive Trading

             18  Investment Advisor

             18  Portfolio Managers

FOR MORE INFORMATION

Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high returns with consistent performance over many market cycles.

The BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:

.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

        BNY HAMILTON
         MONEY FUND


CUSIP Number:
Premier Shares 05561M507



INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT
STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

..corporations

..banks

..governments

..U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


BNY Hamilton Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------

 Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition
--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--
   A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.


-----------------------------------------------


                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

 Annual total returns (%) as of 12/31/01/1/

                                    [CHART]

1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----
5.54%  5.03%  5.19%  5.14%  4.77%  6.04%  3.83%

Best quarter: Q3 '00 +1.56     Worst quarter: Q4 '01 +0.54
The table below presents the Fund's average annual returns over various periods.

 Average annual total returns (%) as of 12/31/01*


                                                      Life
                                      1 Year 5 Years of fund
                    ----------------------------------------
                    Premier Shares/1/  3.83   4.99    5.04

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

 Fee table (% of average net assets)


                                                    Premier
                                                    Shares
                    ---------------------------------------

                    Shareholder Fees                 None

                    Annual Operating Expenses
                    ---------------------------------------
                    Management fee                   0.10
                    Servicing fee                    0.25
                    Other expenses                   0.13

                    Total annual operating expenses  0.48

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

  Expenses on a $10,000 investment* ($)


                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   49     154     269     604

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


--------------------------------------------------------------------------------
1Premier Shares commenced operations on 8/15/94.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The in formation for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

 Year Ended December 31,                                  2001       2000     1999       1998     1997

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    1.00       1.00     1.00       1.00     1.00
                                                     --------------------------------------------------
Income from investment operations:
  Net investment income                                  0.038      0.059    0.047      0.050    0.051
Less dividends:
  Dividends from net investment income                  (0.038)    (0.059)  (0.047)    (0.050)  (0.051)
                                                     --------------------------------------------------
Net asset value at end of period                          1.00       1.00     1.00       1.00     1.00
                                                     --------------------------------------------------

Total return (%)                                          3.83       6.04     4.77       5.14     5.19

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                1,813,475  1,459,923  871,287  1,064,645  688,339
Ratio of expenses to average net assets                   0.48       0.49     0.49       0.51     0.51

Ratio of net investment income to average net assets      3.69       5.92     4.70       5.01     5.09





                                                        BNY Hamilton Money Fund

        BNY HAMILTON
         TREASURY MONEY FUND


CUSIP Number:
Premier Shares 05561M804



INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

..Treasury bills

..Treasury notes

..Treasury bonds

..repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


BNY Hamilton Treasury Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.







--------------------------------------------------------------------------------

 Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

-----------------------------------------------

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

 Annual total returns (%) as of 12/31/01/1/

                                    [CHART]


1998   1999   2000   2001
-----  -----  -----  -----
4.99%  4.54%  5.82%  3.68%

Best quarter: Q3 '00 +1.51     Worst quarter: Q4 '01 +0.49

The table below presents the Fund's average annual returns over various periods.

 Average annual total returns (%) as of 12/31/01*


                                                  Life
                                          1 Year of fund
                        --------------------------------

                        Premier Shares/1/  3.68   4.81


FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

 Fee table (% of average net assets)


                                                    Premier
                                                    Shares
                    ---------------------------------------
                    Shareholder Fees                 None

                    Annual Operating Expenses
                    ---------------------------------------
                    Management fee                   0.10
                    Servicing fee                    0.25
                    Other expenses                   0.14

                    Total annual operating expenses  0.49

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------

                 Premier Shares     50     157     274      616

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1Premier Shares Commenced operations 0n 4/1/97.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Year Ended December 31,                                     2001       2000     1999     1998     1997/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          1.00     1.00     1.00     1.00     1.00
                                                           ---------  -------------------------------------
Income from investment operations:
  Net investment income                                        0.036    0.057    0.045    0.049    0.038
Less distributions:
  Dividends from net investment income                        (0.036)  (0.057)  (0.045)  (0.049)  (0.038)
                                                           ---------  -------------------------------------
Net asset value at end of period                                1.00     1.00     1.00     1.00     1.00
                                                           ---------  -------------------------------------

Total return (%)                                                3.68     5.82     4.54     4.99     3.83/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                      1,064,661  684,865  429,461  520,492  183,895
Ratio of expenses (after reduction) to average net assets       0.49     0.50     0.52     0.52  0.50/3/
Ratio of expenses (before reduction) to average net assets      0.49     0.50     0.52     0.53  0.56/3/
Ratio of net investment income (after reduction) to
 average net assets                                             3.49     5.76     4.41     4.82  5.06/3/


--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 4/1/97.
2 Not annualized.
3 Annualized.

                                               BNY Hamilton Treasury Money Fund

        BNY HAMILTON

         NEW YORK TAX-EXEMPT MONEY FUND


CUSIP Number:
Premier Shares: 05561M622



INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax.

Consistent with its investment objective, the Fund:

..will invest at least 80% of its assets in tax-exempt obligations and at least
 80% of the Fund's assets in New York municipal obligations (however, market conditions may from time to time limit the availability of these obligations).

..may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

..may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


BNY Hamilton New York Tax-Exempt Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, and is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has no investment track record, it has no performance information to compare against other mutual funds or a broad based measure of securities performance, such as an index.

FEES AND EXPENSES

The table below outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholders fees or other out of pocket expenses.

 Fee table (% of average net assets)


                                                     Premier
                                                     Shares
                    ----------------------------------------
                    Shareholder Fees                  None

                    Annual Operating Expenses
                    ----------------------------------------
                    Management fee                    0.10
                    Servicing fee                     0.25
                    Other expenses                    0.20

                    Total annual operating expenses*  0.55

*The Advisor has voluntarily agreed to reduce operating expenses of the Fund by 0.05%, resulting in net operating expenses of 0.50% based on average daily net assets. Management reserves the right to implement or discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                        1 Year 3 Years
                         -----------------------------

                         Premier Shares     56     176

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated.

BNY Hamilton New York Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Premier Shares of these funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Premier Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

..aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

..providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

..processing customers' dividend payments

..providing periodic statements to their customers

..arranging for bank wires

..providing adequate customer support facilities

..performing all necessary sub-accounting

..forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.
Fee waivers The funds' service providers normally pay all expenses in connection with the performance of their services, while each fund pays its own operating expenses. During the course of the funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each fund calculates its net asset value per share (NAV) at 4:30 p.m eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the funds' portfolio securities could materially affect the funds' NAV. The funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.

Purchase orders received before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money
Fund) will be executed at the offering price calculated at that day's close.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of each fund will be determined immediately before calculation of NAV each business day. Premier Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Premier Shares of each fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each fund automatically pays distributions in the form of additional fund shares. Notify the transfer agent in writing to:

..choose to receive distributions in cash

..change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your fund, and uncashed checks will be cancelled and reinvested at the fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status

                  Dividends from net       ordinary income
                  investment income
                  Short-term capital gains ordinary income

The funds do not expect to realize long-term capital gains or losses. Distributions from the funds are expected to be primarily ordinary income from dividends.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor our own particular tax situation.

Account Policies

PURCHASING AND REDEEMING
PREMIER SHARES

Minimum investment requirements

 Initial investment

$500,000

Fund shares are redeemed at the next NAV per share calculated after the transfer agent receives the purchase order. The funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Payments must be in U.S. dollars. Purchases made by check will not be redeemed until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received before the close of business. In order for the Advisor to manage each fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights: The funds reserve the following rights:

..To suspend sale of shares to the public

..To reject any exchange request and to modify or terminate exchange privileges

..To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a fund

..To suspend the right of redemption

Exchange minimums: You may exchange shares between the funds in this prospectus and any other BNY Hamilton fund. An exchange for Investor Shares of any other BNY Hamilton fund must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

                                                               Account Policies

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in the BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

INVESTMENT ADVISOR

The investment Advisor of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $72 billion in investments for institutions and individuals.
Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the funds. In return for these services, each fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund Richard Klingman is a vice president of the Advisor and has managed the funds since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.

BNY Hamilton New York Tax-Exempt Money Fund Frank Monasterio is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.

Account Policies

                                      BNY
                                   HAMILTON
                                     FUNDS
                         INVEST WITH A TRUSTED LEADER

         FOR MORE INFORMATION

         STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

         YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

         BNY Hamilton Funds
         PO Box 182785
         Columbus, OH 43218-2785
         1-800-426-9363

         INFORMATION IS ALSO AVAILABLE FROM THE SEC:

         Securities and Exchange Commission
         Public Reference Section
         Washington, DC 20549-6009
         www.sec.gov

         FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

         1-800-SEC-0330

         Note: The SEC requires a duplicating fee for paper copies.

         SEC FILE NUMBER: 811-6654


                                                BNY


                                              HAMILTON


                                               FUNDS

                                             INVEST WITH A TRUSTED LEADER

                                                 90 Park Avenue, 10th Floor
                                                     New York, NY 10016

                                                                04/02  BNY-0088

                              [LOGO] BNY HAMILTON

                                  PROSPECTUS

                                APRIL 30, 2002
                          as revised on May 31, 2002



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   CLASSIC SHARES

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                         INVEST WITH A TRUSTED LEADER

 ABOUT THE FUNDS

 4  BNY Hamilton Money Fund

 8  BNY Hamilton Treasury Money Fund

12  BNY Hamilton New York Tax-Exempt Money Fund

 SERVICES PROVIDED

16  Services Provided

 ACCOUNT POLICIES

17  Daily NAV Calculation

17  Distribution (12b-1) Plan

17  Opening an Account/Purchasing Shares

20  Making Exchanges/Redeeming Shares

21  Distributions and Tax Considerations

22  Abusive Trading

22  Investment Advisor

22  Portfolio Managers

FOR MORE INFORMATION

Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high returns with consistent performance over many market cycles.

The BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:

.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

 RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

        BNY HAMILTON

         MONEY FUND

CUSIP Number:
Classic Shares 05561M606

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

..corporations

..banks

..governments

..U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


BNY Hamilton Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

 Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition
--

To obtain Standard & Poor's AAA:

..Investments must have a minimum rating of A-1.

..Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

..Investments must have Moody's highest short-term credit rating--P-1.

-----------------------------------------------


                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

 Annual total returns (%) as of 12/31/01/1/

                [CHART]

1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----
4.73%   4.80%   4.81%   4.51%   5.78%   3.57%


Best quarter: Q3 '00 +1.49        Worst quarter: Q4 '01 +0.47




The table below presents the Fund's average annual returns over various periods.

 Average annual total returns (%) as of 12/31/01*


                                   Life
                  1 Year 5 Year of fund
---------------------------------------

Classic Shares/1/  3.57   4.69   4.70

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

 Fee table (% of average net assets)


                                Classic
                                 Shares
---------------------------------------
Shareholder Fees                 None

Annual Operating Expenses
---------------------------------------
Management fee                   0.10
Distribution (12b-1) fees        0.25
Servicing fee                    0.25
Other expenses                   0.13

Total annual operating expenses  0.73

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Classic Shares   75     233     406     906

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------
1Classic Shares commenced operations on 12/4/95.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

 Year Ended December 31,                              2001       2000     1999     1998    1997

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    1.00     1.00     1.00    1.00    1.00
                                                     --------------------------------------------
Income from investment operations:
  Net investment income                                  0.035    0.056    0.044   0.047   0.047
Less distributions:
  Dividends from net investment income                  (0.035)  (0.056)  (0.044) (0.047) (0.047)
                                                     --------------------------------------------
Net asset value at end of period                          1.00     1.00     1.00    1.00    1.00
                                                     --------------------------------------------
Total return (%)                                          3.57     5.78     4.51    4.81    4.80

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                1,125,853  983,197  892,560  19,995  16,725
Ratio of expenses to average net assets                   0.73     0.74     0.74    0.83    0.88
Ratio of net investment income to average net assets      3.51     5.64     4.46    4.70    4.71

                                                        BNY Hamilton Money Fund

        BNY HAMILTON

         TREASURY MONEY FUND

CUSIP Number:
Classic Shares 05561M747

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

..Treasury bills

..Treasury notes

..Treasury bonds

..repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.
In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


BNY Hamilton Treasury Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.







--------------------------------------------------------------------------------

 Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

-----------------------------------------------

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

 Annual total returns (%) as of 12/31/01/1/

                                    [CHART]


                              2000          2001
                              -----         -----
                              5.56%         3.42%


Best quarter:  Q3 '00  +1.45         Worst quarter: Q4 '01  +0.43


The table below presents the Fund's average annual returns over various periods.

 Average annual total returns (%) as of 12/31/01*


                            Life
                  1 Year of fund
--------------------------------
Classic Shares/1/  3.42   4.44

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.

 Fee table (% of average net assets)


                                Classic
                                 Shares
---------------------------------------
Shareholder Fees                 None

Annual Operating Expenses
---------------------------------------
Management fee                   0.10
Distribution (12b-1) fees        0.25
Servicing fee                    0.25
Other expenses                   0.14

Total annual operating expenses  0.74

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Classic Shares   76     237     411     918

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1Classic Shares commenced operations 4/30/99.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Period Ended December 31,                             2001     2000     1999/1/

Per-Share Data ($)
---------------------------------------------------------------------------------
Net asset value at beginning of period                  1.00     1.00     1.00
                                                     ----------------------------
Income from investment operations:
  Net investment income                                0.034    0.054    0.029
Less distributions:
  Dividends from net investment income                (0.034)  (0.054)  (0.029)
                                                     ----------------------------
Net asset value at end of period                        1.00     1.00     1.00
                                                     ----------------------------
Total return (%)                                        3.42     5.56     2.90/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                289,014  299,631  227,117
Ratio of expenses to average net assets                 0.74     0.75     0.78/3/
Ratio of net investment income to average net assets    3.33     5.47     4.33/3/


--------------------------------------------------------------------------------
1 Classic Shares commenced operations on 4/30/99.
2 Not annualized.
3 Annualized.

                                               BNY Hamilton Treasury Money Fund

        BNY HAMILTON

         NEW YORK TAX-EXEMPT
         MONEY FUND


CUSIP Number
Classic Shares: 05561M614


INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax.

Consistent with its investment objective, the Fund:

.. will invest at least 80% of its assets in tax-exempt obligations and at least
  80% of the Fund's assets in New York municipal obligations (however, market conditions may from time to time limit the availability of these obligations).

.. may invest up to 20% of its assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

BNY Hamilton New York Tax-Exempt Money Fund

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, and is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

                                    BNY Hamilton New York Tax-Exempt Money Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has no investment track record, it has no performance information to compare against other mutual funds or a broad based measure of securities performance, such as an index.
FEES AND EXPENSES

The table below outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholder fees or other out of pocket expenses.

Fee Table (% of average net assets)

                                Classic Shares
----------------------------------------------

Shareholder Fees                     None

Annual Operating Expenses
----------------------------------------------
Management Fee                       0.10
Distribution (12b-1 fees)            0.25
Servicing fee                        0.25
Other expenses                       0.14

Total annual operating expenses      0.74

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)

                       1 Year         3 Years
---------------------------------------------

Classic Shares          $76            $237

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated.

                                    BNY Hamilton New York Tax-Exempt Money Fund

SERVICES PROVIDED
SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Classic Shares of these funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

..aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

..providing automatic reinvestment of customers' other investment accounts in Classic Shares, if requested

..processing customers' dividend payments

..providing periodic statements to their customers

..arranging for bank wires

..providing adequate customer support facilities

..performing all necessary sub-accounting

..forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.
Fee waivers The funds' service providers normally pay all expenses in connection with the performance of their services, while each fund pays its own operating expenses. During the course of the funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES
DAILY NAV CALCULATION

Each fund calculates its net asset value per share (NAV) at 4:30 p.m eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the funds' portfolio securities could materially affect the funds' NAV. The funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.

Purchase orders received before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money
Fund) will be executed at the offering price calculated at that day's close.

The BNY Hamilton Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12B-1) PLAN

The directors have adopted 12b-1 distribution plans with respect to the Classic Shares of each of the funds in this prospectus. The plans permit the funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

 Minimum investment requirements


                             Minimum initial Minimum continuing
Account Type                 investment      investments        Minimum balance
-------------------------------------------------------------------------------

IRA                          $250            $25                N/A

Regular Account              $2,000          $100               $500

Automatic Investment Program $500            $50                N/A

Government Direct            $250            minimum $100;
Deposit Program*                             maximum $50,000

Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.
*For federal employees and investors who receive Social Security or certain other payments from the federal government.

                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                               Add to your investment

Mail
---------------------------------------------------------------------------------------------------------------------------

Send completed new account application and a check payable
directly to each fund you want to invest in.                  Send a check payable directly to your fund to:

BNY Hamilton Funds                                            BNY Hamilton Funds, Inc.
P.O. Box 182785                                               P.O. Box 806
Columbus, OH 43218-2785                                       Newark, NJ 07101-0806

For all enrollment forms, call 800-426-9363.                  If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
---------------------------------------------------------------------------------------------------------------------------

The funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to the Ohio address above. Call the transfer agent at 800-952-6276 for an account number.

Instruct your bank to wire funds to a new account at:         Instruct your bank to wire funds to:

The Bank of New York                                          The Bank of New York
New York, NY 10286                                            New York, NY 10286
ABA: 021000018                                                ABA: 021000018
BNY Hamilton Funds                                            BNY Hamilton Funds
DDA 8900275847                                                DDA 8900275847
Attn: [your fund]                                             Attn: [your fund]
Ref: [your name, account number and taxpayer ID]              Ref: [your name, account number and taxpayer ID]

Phone
---------------------------------------------------------------------------------------------------------------------------
                                                              Call 800-426-9363.

                                                              You must provide the required information about your bank
                                                              on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                              Clearing House) system.

Dealer
---------------------------------------------------------------------------------------------------------------------------

Note: a broker-dealer may charge a fee.

Contact your broker-dealer.                                   Contact your broker-dealer.

Account Policies

Open an account                                         Add to your investment

Automatic Investment Program
-------------------------------------------------------------------------------------------------------------------

Automatic investments are withdrawn from your bank account on a monthly or biweekly basis.

Make an initial investment of at least $500 by whatever Once you specify a dollar amount (minimum $50),
method you choose. Be sure to fill in the information   investments are automatic.
required in section 7 of your new account application.

Your bank must be a member of the ACH (Automated        You can modify or terminate this service at any time by
Clearing House) system.                                 mailing a notice to:

                                                        BNY Hamilton Funds
                                                        P.O. Box 182785
                                                        Columbus, OH 43218-2785

Government Direct Deposit Program
-------------------------------------------------------------------------------------------------------------------

For federal employees and investors who receive social security or certain other payments from the federal government.

Call 800-426-9363 for instructions on how to enroll.    Once you are enrolled, investments are automatic.

                                                        You can terminate the service at any time by contacting the appropriate federal agency.

Purchases by personal check Checks or money orders should be in U.S. dollars and payable to the specific fund you wish to invest in. The funds do not accept third-party checks. In addition, you may not redeem shares purchased by check until your original purchase clears, which may take up to ten business days. Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds (minimum $500)        To redeem shares
----------------------------------------------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------------------------------------------

Call 800-426-9363.                                            Call 800-426-9363.

                                                              The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
----------------------------------------------------------------------------------------------------------------------------

The funds do not charge a fee for wire transactions, but your bank may.

Your instructions should include:                             Your instructions should include:

..your account number                                          .your account number

..names of the funds and number of shares or dollar amount     .names of the funds and number of shares or dollar amount
 you want to exchange.                                         you want to exchange.

                                                              A signature guarantee is required whenever:

                                                              .you redeem more than $50,000

                                                              .you want to send proceeds to a different address

                                                              .you have changed your account address within the last 60
                                                               days

Dealer
----------------------------------------------------------------------------------------------------------------------------

Contact your broker-dealer.                                   Contact your broker-dealer.

Systematic Withdrawal
----------------------------------------------------------------------------------------------------------------------------

Requires $10,000 minimum fund balance
                                                              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:

                                                              .declining balance

                                                              .fixed dollar amount

                                                              .fixed share quantity

                                                              .fixed percentage of your account

                                                              Call 800-426-9363 for details.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the fund may give you 60 days to bring the balance back up. If you do not increase your balance, the fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between funds. From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.

Checkwriting privileges Checkwriting privileges are available by request to shareholders of these funds. The minimum check amount is $500. There is no fee for writing checks, but the funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of each fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Classic Shares of each fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each fund automatically pays distributions in the form of additional fund shares. Notify the transfer agent in writing to:

..choose to receive dividends or distributions (or both) in cash

..change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your fund, and uncashed checks will be cancelled and reinvested at the fund's share price as of the day of cancellation,

Type of Distribution                          Federal Tax Status
Dividends from net investment income          ordinary income
Short-term capital gains                      ordinary income

The funds do not expect to realize long-term capital gains or losses. Distributions from the funds are expected to be primarily ordinary income from dividends.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social

                                                               Account Policies

Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax Advisor about your own particular tax situation. ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in the BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

INVESTMENT ADVISOR

The investment Advisor of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $72 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the funds. Each fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund Richard Klingman is a vice president of the Advisor and has managed the funds since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.

BNY Hamilton New York Tax-Exempt Money Fund Frank Monasterio is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.

Account Policies

                                      BNY
                                   HAMILTON
                                     FUNDS
                         INVEST WITH A TRUSTED LEADER

         FOR MORE INFORMATION

         ANNUAL AND SEMI-ANNUAL REPORTS
         These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.

         STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

         YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

         BNY Hamilton Funds
         PO Box 182785
         Columbus, OH 43218-2785
         1-800-426-9363

         INFORMATION IS ALSO AVAILABLE FROM THE SEC:

         Securities and Exchange Commission
         Public Reference Section
         Washington, DC 20549-6009
         www.sec.gov

         FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

         1-800-SEC-0330

         Note: The SEC requires a duplicating fee for paper copies.

         SEC FILE NUMBER: 811-6654
                                                            BNY
                                                          HAMILTON
                                                           FUNDS
                                                INVEST WITH A TRUSTED LEADER

                                                 90 Park Avenue, 10th Floor
                                                     New York, NY 10016

                                                                04/02  BNY-0089

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information



                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund
                         BNY Hamilton Equity Income Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                     BNY Hamilton International Equity Fund
                    BNY Hamilton Intermediate Government Fund
                 BNY Hamilton Intermediate Investment Grade Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
                         BNY Hamilton S&P 500 Index Fund
                        BNY Hamilton Large Cap Value Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund


                                 April 30, 2002

                           as revised on May 31, 2002

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT PROSPECTUS, EACH DATED APRIL 30, 2002, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY -- BE OBTAINED UPON REQUEST FROM BNY HAMILTON DISTRIBUTORS, INC., 90 PARK AVENUE, NEW YORK, NEW YORK 10016 ATTENTION:
BNY HAMILTON FUNDS, INC., 1-800-426-9363.

                                Table of Contents

                                                                                  Page

General ........................................................................    3
Investment Objectives and Policies .............................................    3
Investment Restrictions ........................................................   30
Directors and Officers .........................................................   37
Investment Advisor .............................................................   43
Administrator ..................................................................   46
Distributor ....................................................................   47
Fund, Shareholder and Other Services ...........................................   49
Code of Ethics .................................................................   49
Purchase of Shares .............................................................   50
Redemption of Shares ...........................................................   50
Exchange of Shares .............................................................   51
Dividends and Distributions ....................................................   51
Net Asset Value ................................................................   52
Performance Data ...............................................................   54
Portfolio Transactions and Brokerage Commissions ...............................   59
Description of Shares ..........................................................   63
Taxes ..........................................................................   73
Special Considerations Relating to Investments in New York Municipal Obligations   78
Financial Statements ...........................................................   91
Appendix A - Description of Securities Ratings .................................   93

--------------------------------------------------------------------------------
GENERAL

BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of eighteen series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton Large Cap CRT Fund, BNY Hamilton Small Cap CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Large Cap CRT Fund, BNY Hamilton Small Cap CRT Fund and BNY Hamilton International Equity CRT Fund is referred to as an "CRT Fund" and each of the other series of BNY Hamilton is referred to as a "Fund". Each Fund and CRT Fund collectively referred to as the "Funds". The Bank of New York (the "Advisor") will serve as investment advisor to each of the Funds. Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) is the sub-advisor for the BNY Hamilton International Equity Fund and BNY Hamilton International Equity CRT Fund. Estabrook Capital Management, LLC, a wholly owned subsidiary of The Bank of New York serves as the sub-advisor to the BNY Hamilton Large Cap Value Fund. This Statement of Additional Information provides additional information with respect to all the Funds except the BNY Hamilton Enhanced Income Fund, and should be read in conjunction with the current Prospectus relating to each such Fund.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of BNY Hamilton Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United States Government and in securities fully collateralized by issues of the United States Government. The Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Fund will only invest in money market securities issued or guaranteed by the U.S. Government, including but not limited to securities subject to repurchase agreements secured by U.S. Government obligations. Securities issued or guaranteed by the U.S. Government include U.S. Treasury securities, which differ in their interest rates, maturities, and times of issuance.

In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The investment objective of the Fund is to provide shareholders with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. The Fund invests in certain municipal obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations").

BNY Hamilton Equity Income Fund (the "Equity Income Fund") is designed for conservative investors who are interested in participating in the equity markets while receiving current income greater than the yield of the Standard & Poor's 500 Index. The Fund's investment objective is to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. The Fund will invest primarily in common stock and convertible securities of domestic and foreign corporations. In connection with its investment objectives, the Fund seeks to achieve capital appreciation in excess of the market average represented by the Standard & Poor's 500 Index. During periods of rapid market capital appreciation, the effect of the Fund's dual investment objectives will likely be that the net asset value of the Fund will not rise as rapidly as the market generally. Conversely, during periods of rapid market depreciation, the Fund's net asset value would not be expected to decline as rapidly as the market. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund") is designed for conservative investors who are interested in participating in the equity markets. The Fund's investment objective is to provide long-term capital appreciation; current income is a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stock and convertible securities of large-capitalization companies (i.e., companies whose market capitalization is $3 billion or more) and will seek to maintain a weighted market capitalization of $3 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $3 billion.

BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") is designed as an economical and convenient means of investing primarily in the stocks of domestic and foreign institutions. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in common stocks and securities convertible to common stocks; current income is a secondary objective. During times of adverse market and/or economic conditions the Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Fund, a focus will be given to securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Fund currently considers large cap corporations to be those with market capitalization of $3 billion or greater. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) Under normal circumstances the Fund will invest at least 80% of its assets in such equity securities.

BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund") is designed for investors who are interested in obtaining capital growth by investing in stocks of smaller corporations. The Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign corporations. In selecting securities for the Small Cap Growth Fund a focus will be given to securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Fund currently considers small capitalization companies to be
(1) companies with market capitalization values of $100 million to $2 billion at the time of purchase and (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of the value of its total assets in the equity securities of such companies. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton International Equity Fund (the "International Equity Fund") is designed for more aggressive investors who wish to participate in foreign markets. The Fund's investment objective is to provide long-term capital appreciation through investing primarily in equity securities of non-U.S. issuers. In normal circumstances, the Fund will invest in securities principally traded in countries outside the United States. The Fund may at any time include American Depository Receipts which are United States securities representing foreign securities that are deposited with foreign custodians or foreign branches of U.S. commercial banks; American Depository Receipts are traded in U.S. dollars on national exchanges and in over-the-counter markets. At any given time the Fund may invest 50% of its assets in the securities principally traded in any one country, although the Fund will ordinarily invest at least 65% of its total assets in at least three (3) countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental

"80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The Fund may engage in transactions in stock index futures contracts or related options for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund") is designed for conservative bond investors looking for a relatively stable, high quality investment. See "Quality and Diversification Requirements". The Fund's investment objective is to earn as high a level of current income as is consistent with the preservation of capital, moderate stability in net asset value and minimal credit risk. The Fund will invest in obligations issued or guaranteed by the United States Government and backed by the full faith and credit of the United States. The Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt obligations issued or guaranteed by the U.S. government. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The Fund may purchase or sell financial futures contracts and options in an effort to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "Derivative Instruments".

BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The Intermediate Investment Grade Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. In an effort to attain its investment objective, the Fund will invest primarily in debt obligations of domestic corporations, foreign corporations and foreign governments, as well as obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Fund will invest at least 80% of the value of its total assets in investment grade debt obligations as well as unrated securities considered by the Advisor to be of comparable quality. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) Under normal circumstances, the dollar-weighted average maturity of the Fund will range between three and ten years. The maximum average maturity of any individual security at the time of purchase will be 15 years. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents.

BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal, New York State and New York City income tax. The Fund's investment objective is to provide investors with income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. The Fund will invest primarily in bonds issued by the State of New York and its political subdivisions and by Puerto Rico and its political subdivisions. During normal market conditions, the

Advisor will attempt to invest 100%, and as a fundamental policy at least 80%, of the Fund's total assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. There may be occasions, due to market conditions or supply limitations, when such securities are not available. In these situations, the Advisor may invest in other fixed income securities that may be subject to federal, New York State or New York City income taxes. Such investments would be considered temporary. Under normal circumstances, the Fund maintains a dollar-weighted average maturity of between three and ten years. The Advisor will invest a portion of the Fund's assets in short-term investments to provide liquidity. Investments in short-term investments may be increased for defensive purposes if, in the opinion of the Advisor, market conditions so warrant. The Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short-term tax-exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirementspt The Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures contracts and options. See "Derivative Instruments".

BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. A portion of the income recognized by the Intermediate Tax-Exempt Fund may be exempt from state or local income tax as well; consult with your tax advisor for details. The Intermediate Tax-Exempt Fund's investment objective is to provide income that is exempt from federal income taxes while maintaining relative stability of principal. The Fund will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of its net assets in such investments. The securities purchased by the Fund will be limited to be investment grade, which means that investments cannot be rated lower than BBB by S&P and Baa by Moody's. If the securities are not rated, the investment advisor is to determine whether they are equivalent to investment grade securities at the time of purchase. At any time, as deemed appropriate by the Advisor, the Fund may hold a substantial portion of its net assets in cash. The Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures and options. See "Derivative Instruments".

BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund") is designed to match the performance of the Standard & Poor's 500 Composite Index (the "S&P 500"). The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

BNY Hamilton U.S. Bond Market Index Fund (the "Bond Index Fund") is designed to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment-grade, fixed-rate bond market and is comprised of investment-grade government, corporate, mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally recognized rating agency. Bonds are represented in the Lehman Bond Index in proportion to their market value.

BNY Hamilton Large Cap Growth CRT Fund (the "Large Cap Growth CRT Fund") is designed as an economical and convenient means of investing primarily in equity securities. The Large Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of domestic and foreign companies; current income is a secondary objective. During times of adverse market and/or economic conditions, the Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Fund, the Advisor will focus on securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Fund currently considers large cap corporations to be those with a market capitalization of $3 billion or greater. Under normal circumstances the Fund will invest at least 80% of its assets in such equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940
Act.)

BNY Hamilton Small Cap Growth CRT Fund (the "Small Cap Growth CRT Fund") is designed for CRTs interested in stocks of smaller corporations. The Small Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. In selecting securities for the Small Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Fund currently considers small capitalization companies to be (1) companies with market capitalization values of $100 million to $2 billion at the time of purchase and
(2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Fund will invest at least 80% of the value of its total assets in the equity securities of such companies. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton International Equity CRT Fund (the "International Equity CRT Fund") is designed for more aggressive CRTs who wish to participate in foreign markets. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The Fund's country allocation normally reflects, within a range of 5%, that of the Morgan Stanley Capital International Europe, Australasia and Far East Index. The Fund may at any time include American Depository Receipts, which are United States securities representing foreign securities deposited with foreign custodians or foreign branches of U.S. commercial banks and traded in U.S. dollars on national exchanges and in over-the-counter markets. At any give time the Fund may invest up to 50% of its assets in securities principally traded in any one country although the Fund will ordinarily invest at least 65% of its total assets in at least three countries. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The Fund may engage in transactions in stock index futures contracts or related options for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

Throughout this Statement of Additional Information, the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund are collectively referred to as the "Money Market Funds"; the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Intermediate Investment Grade Fund and the Bond Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds".

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or, in the case of the Equity Funds and Intermediate Investment Grade Fund, in another currency. See "Foreign Investments".

Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and (iii) United States branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year.

The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive securities as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. See "Investment Restrictions".

Corporate Bonds and Other Debt Securities

As discussed in the Prospectus for the Fixed Income Funds, the Intermediate Government Fund and Intermediate Investment Grade Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the Prospectus for the Fixed Income Funds and below. See "Quality and Diversification Requirements". For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Tax-Exempt Obligations

As discussed in their Prospectuses, the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may invest in tax-exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax-exempt obligations that the Tax-Exempt Funds may purchase appears below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Puts. The Tax-Exempt Fixed Income Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Taxable Fixed Income Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Directors, the purpose of this practice is to permit a Fund to be fully invested in securities (tax-exempt securities in the case of the Tax-Exempt Fixed Income Funds) while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. When a Tax-Exempt Fixed Income Fund or a Taxable Fixed Income Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Intermediate New York Tax-Exempt Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are six NRSROs: Moody's, S&P, Fitch Investors Services, L.P., Duff and Phelps/MCM, IBCA Limited and its affiliate, IBCA, Inc. and Thomson Bankwatch. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Tax-Exempt Fixed Income Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Equity Investments

As discussed in their Prospectuses, each of the Equity Funds may invest in equity securities to the extent consistent with its investment objective and policies. The securities in which the Equity Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market. A discussion of the various types of equity investments, which may be purchased by the Equity Funds, appears in the Prospectuses for the Equity Funds and below. See "Quality and Diversification Requirements".

Equity Securities. The common stocks in which the Equity Funds may invest includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The convertible securities in which the Equity Funds may invest include any debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Investments

The Money Fund, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect to invest more than 20% of their respective total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund must be United States dollar-denominated. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect more than 15% of their respective foreign investments to be in securities that are not either listed on a securities exchange or United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts

("ADRs"), European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, ADRs, EDRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of EDRs and GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Equity Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments, but they will not enter into such commitments for speculative purposes.

To the extent that the Tax-Exempt Fixed Income Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Investment Company Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may invest in the securities of other investment companies within the limits set by the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any director, officer, employee, or affiliate of BNY Hamilton, the Advisor, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund, the S&P 500 Fund and the Bond Index Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities as described in their respective Prospectuses.

Quality and Diversification Requirements

Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or, with respect to the Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and has therefore adopted an investment restriction, which applies to 50% of the value of the assets of the Fund and which may not be changed without shareholder vote, prohibiting the Fund from purchasing securities of any issuer if, as a result, more than 5% of the assets of the Fund would be invested in the securities of a single issuer. See "Investment Restrictions". The Fund also intends to comply with the diversification requirements of the Tax Code, for qualification thereunder as a regulated investment company. See "Taxes". As a nondiversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund were a diversified company.

With respect to the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund, and the Intermediate Tax Exempt Fund for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the Funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

Money Market Funds. In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of the Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Fund's investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

Equity Funds. The Equity Funds, except for the S&P 500 Index Fund, may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Equity Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' portfolios will have a dollar weighted average maturity of not less than three nor more than ten years. In addition, the Intermediate Investment Grade Fund will not purchase a security with a maturity date of greater than fifteen years at the time of purchase. The Intermediate Government Fund's portfolio will, and the Intermediate Investment Grade Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 65% of the value of its total assets in Government securities.

Tax-Exempt Fixed Income Funds. The Intermediate New York Tax-Exempt Fund invests principally in a portfolio of "high quality" and "investment grade" New York municipal bonds. The Intermediate Tax-Exempt Fund invests principally in such municipal bonds from throughout the United States. For purposes of the Intermediate New York Tax-Exempt Fund, on the date of investment (i) New York municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of S&P, currently AAA, AA, A and BBB, (ii) New York short-term municipal obligations must be rated MIG-2 or higher by Moody's or SP-1 or higher by S&P and (iii) New York tax-exempt commercial paper must be rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated by either Moody's or S&P, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or S&P or (b) having comparable quality in the opinion of the Advisor. Each Fund may invest in other tax-exempt securities that are not rated if, in the opinion of the Advisor, such securities are of comparable quality to securities in the rating categories discussed above. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Derivative Instruments

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. In the case of the income funds, interest rates have become increasingly volatile in recent years, and with the advent of financial futures contracts, options on financial instruments and indexes of debt securities, the Advisor believes it is now possible to reduce the effects of market fluctuations.

Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may (i) sell futures contracts on debt securities and indexes of debt securities and (ii) purchase or write (sell) options on such futures and options on debt securities and on indexes of debt securities. The Tax-Exempt Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities. The purpose of any such transaction is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates, and to close out or offset existing positions in such futures contracts or options. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets.

Special Considerations Relating to Hedging Activities. Each of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may take positions in financial futures contracts and options traded on registered securities exchanges and contract markets solely as a hedge. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Advisor will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures Contracts" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

Risks in the use of futures contracts result from the possibility that changes in market interest rates may differ substantially from the changes anticipated when hedge positions were established. For example, if any of the Funds has hedged against the possibility of an increase in interest rates and instead interest rates decline, the value of the Fund's portfolio will increase, but the Fund will lose at least part of the benefit of that increased value because it will have losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements resulting from losses in its futures positions.

While the Funds will not ordinarily incur brokerage commissions on the portfolio securities that they purchase, each Fund will pay brokerage commissions on its financial futures and options transactions. The Funds will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Funds.

Each Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of a specific Fund and certain income tax considerations. For example, the amount of assets that a specific Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that a specific Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

Financial Futures Contracts. Financial futures obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures may be satisfied by actual delivery of the securities or by entering into an offsetting transaction. In offsetting or closing out an existing futures position, the seller of the original contract enters into a futures contract to take delivery of the same security at the same time as specified in the original futures contract.

Although financial futures contracts, by their terms, call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of the securities. Closing out is accomplished by an offsetting transaction as described above. If the price in the offsetting transaction (purchase) varies from the price in the original futures contract (sale), the seller will realize a gain or loss on the transaction. That gain or loss will tend to offset in whole or in part the unrealized loss or gain that the securities held in the Funds' portfolio have experienced, but may not always do so.

A public market exists in financial futures covering a number of debt securities, including long-term United States Treasury bonds, ten-year United States Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed certificates, three-month United States Treasury bills, three-month domestic bank certificates of deposit and three-month Eurodollar certificates of deposit. A public market also exists for futures contracts on The Bond Buyer Index of forty long-term municipal bonds. In addition, other financial futures contracts may be developed and traded. The Funds may utilize any such contracts and associated put and call options for which there is an active trading market. Financial futures are traded on contract markets such as the Chicago Board of Trade and the New York Futures Exchange, which are regulated by the Commodity Futures Trading Commission, a federal agency.

When futures contracts are entered into, both buyer and seller are required, under regulations of the applicable contract market, to post good faith deposits with the brokers handling the trades or with a third party custodian as security for the performance of their promise to buy or sell securities. This deposit, the amount of which is determined by the contract market on which the futures contract is traded, is called "initial margin". Each day, the investor's account will be credited with any net gains due to favorable price movements during the day's trading of contracts. Similarly, net losses, due to unfavorable price movements during the day, will require the investor to make additional deposits to the account. These daily settlement payments are called "variation margin". Initial margin requirements are established by the contract markets and may be changed, but brokers may require their customers to maintain margins higher than those established by the contract markets.

In financial futures trading, margin does not involve any loan or borrowing. Instead, it is a good faith deposit in the case of initial margin and a daily settlement of gains and losses in the case of variation margin. Initial margin deposits are held by the broker or a third party custodian in a segregated customer account in the name of the investor, with the investor retaining all rights and claims of ownership pursuant to federal regulation. The initial margin deposits may be in the form of liquid securities such as Treasury bills or bonds, the interest on which accrues to the investor, and which are returned to the investor when it closes out a financial futures position. Variation margin calls and payments must be made in cash.

The sale of futures contracts is for the purpose of hedging a Fund's securities portfolio. For example, if interest rates were expected to increase, a Fund might sell futures contracts. If interest rates did increase, the value of the securities in the portfolio would decline. The value of a Fund's hedging instruments would increase at approximately the same rate (depending on the correlation between value in the futures markets and the prices of the Fund's portfolio securities and limits, under regulations of the applicable contract market, on the price movements per day of the hedging instrument), thereby offsetting all or part of such decline in the value of the underlying portfolio securities. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline, but might sacrifice some yield by so doing.

Options on Futures Contracts. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also purchase put options and write call options on futures contracts that are traded on a United States exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The Funds may use their options on futures contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on debt securities. See "Options" below. The purchase of put options on futures contracts is analogous to the purchase of puts on debt securities so as to hedge a Fund's portfolio of debt securities against the risk of rising interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the debt securities that are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds' holdings of debt securities.

Risks Associated with Futures Contracts. There are risks associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying deliverable securities. The difference between these two price movements is called "basis". There are occasions when basis becomes distorted. For instance, in a rising interest rate environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, when interest rates decline, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not the security subject to the futures contract or part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities.

The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying securities. In the event investors decide to make or take delivery (which is unlikely), liquidity in the futures market could be reduced, thus producing temporary basis distortion. Finally, the margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when the Fund writes (sells) an uncovered futures contract because the Fund is obligated to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security. When a Fund purchases a put option or call option, however, the maximum risk of loss to the Fund is the price of the put option or call option purchased. See "Options".

Options. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write
(sell) call options on financial futures and debt securities.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.

The premium that a Fund receives from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds will only purchase put options on securities that, in the opinion of the Advisor, have investment characteristics similar to those of securities in each Fund's portfolio. The purchase of a put option would be intended to protect a Fund from the risk of a decline in the value of a security below the exercise price of the option. A Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire. Profit or loss from such a transaction will depend on whether the sale price is more or less than the premium paid to purchase the put option plus the related transaction costs.

A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a call option is written by any of the Taxable Fixed Income Funds or the Tax Exempt Fixed Income Funds, the Fund will make arrangements with its custodian to segregate the related portfolio securities until either the option is exercised or the Fund closes out the option as described below. A call option sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the related portfolio security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will purchase call options to close out open positions. In order to close out a position, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may effect a closing purchase transaction to realize a profit (or loss) if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof, to prevent an underlying security from being called or, in the case of a call option, to permit the sale of the underlying security prior to the expiration date of the option. Furthermore, effecting a closing purchase transaction in the case of a call option will permit a Fund to write another call option with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

Because increases in the market price of a call option will generally reflect increases in the market price of an underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. From time to time, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase an underlying security in the cash market for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio, in which case additional transaction costs will be incurred.

Options written by the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the time the options are written. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in buy-and-write transactions in which a Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a buy-and-write. A buy-and-write transaction using an in-the-money call option may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain at or advance moderately during the option period. In such a transaction, a Fund's gain will be equal to the premium received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the Funds may or may not realize a loss, depending on the extent to which such decline is offset by the premium received.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options to protect holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided only during the life of the put option when a Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also create the effect of a futures contract position by simultaneous purchase of a put and sale of a call option on the same security. For example, the simultaneous purchase of a put option and the sale of a call option at the same price and for the same exercise dates provide the Funds with the same hedged position as is created by the sale of a futures contract. By varying the price of the options the Funds are exposed to price changes within the range of the different option prices.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will not invest more than 5% of their respective net assets in premiums on put options. See "Portfolio Transactions and Brokerage".

Index Transactions. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may utilize futures contracts on bond indexes (municipal bond indexes in the case of the Tax-Exempt Fixed Income Funds), or related put and call options on such index contracts, so long as there is an active trading market for the contracts. These contracts would be utilized as a hedge against changes in the market value of securities in a Fund's portfolio. Each Fund's strategy in employing such contracts would be similar to the strategies discussed above regarding transactions in futures and options contracts generally.

A bond index or municipal bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those securities included. For example, the municipal bond index traded on the Chicago Board of Trade is The Bond Buyer Index, which includes forty tax-exempt long-term revenue and general obligation bonds.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index contract was originally written. Thus, the index contract is similar to traditional futures contracts except that settlement is made in cash. Initial and variation margins are payable by the holders of both long and short positions in the index future. No physical delivery of the underlying bonds in the index is made.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also buy put options and sell call options on applicable bond, or municipal bond, index futures or on applicable bond, or municipal bond indexes. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than to purchase or sell a debt instrument at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the index future.

Options on indexes are also similar to options on debt instruments, except that rather than the right to take or make delivery of a debt instrument at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments.

Equity Funds

Stock Index Futures, Related Options and Options on Stock Indexes. Each of the Equity Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges. The Equity Funds' policies with respect to hedging activities are discussed at length in the Prospectuses for the Equity Funds.

A stock index assigns relative weightings to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Initial and variation margins are payable by the holders of positions in the stock index future. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier".

During a market decline or when the Advisor anticipates a decline, an Equity Fund may hedge a portion of its portfolio by selling stock index futures contracts, purchasing put options on such contracts or purchasing put options on stock indexes in order to limit exposure to the decline. The Equity Funds may ultimately sell a put option in a closing sale transaction, exercise it or permit it to expire. Profit or loss from such a transaction will depend on whether the sale price is more or less than the premium paid to purchase the put option plus the related transaction costs. This strategy provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures contracts, purchasing call options on such contracts or purchasing call options on stock indexes. This strategy affords a hedge against a Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. A Fund will sell options on stock index futures and on stock indexes only to close out existing hedge positions.

The Equity Funds will not engage in transactions in stock index futures contracts or related options for speculation. The Equity Funds will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of a Fund. In addition, a Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of a Fund's net assets. A Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Fund's custodian.

The Equity Funds' successful use of stock index futures contracts, options on such contracts and options on indexes depends upon the Advisor's ability to predict movements in the direction of the market and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, if the specific Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, it might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indexes, the Fund's ability to establish and maintain positions will depend on market liquidity.


For a discussion of the risks associated with index futures contracts, see "Hedging Activities -- Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds". See also "Portfolio Transactions and Brokerage".

Options on Securities. The Equity Funds may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the relevant Fund is obligated as a writer. The Equity Funds do not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

The Equity Funds may, from time to time, write call options on its portfolio securities. The Equity Funds may write only call options that are "covered", meaning that the writing Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium". A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if a Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Equity Funds are not able to effect closing purchase transactions after they receive notice of exercise.

In order to write a call option, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. A Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option.

An Equity Fund may also purchase listed put options, but only if it owns the underlying securities. If a Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the investment advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund may enter into securities as described in "Privately Placed and Certain Unregistered Securities");

2. Enter into reverse repurchase agreements (although the Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. No Money Market Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund, will not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

10.  Act as an underwriter of securities; or

11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

1. Invest in structured notes or other instruments commonly known as derivatives;

2.   Invest in any type of variable, adjustable or floating rate securities;

3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or,


4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

The Equity Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11.  Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by

     Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that a Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2 Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of a Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that a Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, (and, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

Undertaking in Response to State Securities Regulations


In order to satisfy the requirements of certain state securities regulations, the Equity Income Fund has undertaken not to invest more than 5% of its net assets in warrants and to further restrict its investment in warrants so that not more than 2% of net assets will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of the Equity Income Fund.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

The directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of the 18 series of BNY Hamilton.


-------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                       Term of                                     Portfolios in
                         Position(s)   Office and                                  Fund Complex
                         Held with BNY Length of     Principal Occupation(s)       Overseen by    Other Directorships
Name, Address, and Age   Hamilton      Time Served#  During Past 5 Years           Director       Held by Director
-------------------------------------------------------------------------------------------------------------------------
Edward L. Gardner        Director and  Since May 12, Chairman of the Board,        18             Chairman of the
411 Theodore Fremd Ave.  Chairman of   1995          President and Chief Executive                Board, Big
Rye, NY 10580            the Board                   Officer, Industrial Solvents                 Brothers/Big Sisters
Age 67                                               Corporation, 1981 to Present;                of New York City,
                                                     Chairman of the Board,                       1992 to Present;
                                                     President and Chief Executive                National
                                                     Officer, Industrial                          Vice-Chairman, Big
                                                     Petro-Chemicals, Inc., 1981                  Brothers/Big Sisters
                                                     to Present.                                  of America, 1993 to
                                                                                                  Present; Member,
                                                                                                  Points of Light
                                                                                                  Foundation, 1995
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                                                                  to Present; Co-Chair,
                                                                                                  New York Public Library
                                                                                                  Conservators Council,
                                                                                                  2001 to Present;
                                                                                                  Member, Health Care
                                                                                                  Chaplaincy, 2000 to
                                                                                                  Present.
-------------------------------------------------------------------------------------------------------------------------
James E. Quinn           Director      Since         Member, Board of Directors,   18             Director, Mutual of
Tiffany & Co.                          November 15,  Tiffany & Co., January 1995                  America Capital
600 Madison Avenue                     1996          to Present; Vice Chairman,                   Management Co.;
New York, NY  10022                                  Tiffany & Co., 1999 to                       Director, Little
Age 50                                               Present; Executive Vice                      Switzerland Co.;
                                                     President, Tiffany & Co.,                    Chairman, Fifth
                                                     March 1992 to 1999.                          Avenue Association;
                                                                                                  Trustee, Museum of
                                                                                                  the City of New York.
-------------------------------------------------------------------------------------------------------------------------
Karen R. Osar            Director      Since May 13, Senior Vice President and     18             Director, Allergan,
Mead Westvaco Corp.                    1998          Chief Financial Officer, Mead                Inc.; Director, AGL
One High Ridge Park                                  Westvaco Corp., 2002 to                      Resources, Inc.
Stamford, CT  06905                                  Present;  Senior Vice
Age 52                                               President and Chief Financial
                                                     Officer, Inestvaco Corp.,
                                                     1999-2002; Vice President &
                                                     Treasurer, Tenneco Inc., 1994
                                                     to 1999; Managing Director of
                                                     Corporate Finance Group, J.P.
                                                     Morgan & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------
Kim D. Kelly             Director      Since August  Executive Vice President and  18             Cable Advertising
Insight Communications                 11, 1999      Chief Operating Officer,                     Bureau; Director  of
126 East 56 Street                                   Insight Communications,                      Agile TV, Insight
New York, NY  10022                                  January 1998 to Present;                     Communications, The
Age 43                                               Executive Vice President and                 Cable Center and
                                                     Chief Financial Officer,                     Cable in the
                                                                                                  Classroom; Trustee of
                                                                                                  St.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     Insight Communication, 1990                  David's School.
                                                     to January 2002; Chair of the
                                                     National Cable
                                                     Telecommunications
                                                     Association (NCTA)
                                                     Subcommittee for
                                                     Telecommunications Policy and
                                                     Member of NCTA Subcommittee
                                                     for Accounting.
-------------------------------------------------------------------------------------------------------------------------
John R. Alchin           Member of     Since         Executive Vice President and  18             None
Comcast Corporation      Advisory      August 8,     Treasurer, Comcast
1500 Market Street       Board         2001          Corporation since 1990.
Philadelphia, PA  19102                              Managing Director of Toronto
Age 53                                               Dominion Bank prior to 1990.
-------------------------------------------------------------------------------------------------------------------------
William J. Tomko         Chief         Since         President, BISYS Fund         18             --
3435 Stelzer Road        Executive     May 10, 2000  Services, Inc.*, 1999 to
Columbus, OH 43219       Officer                     Present.
Age 42
-------------------------------------------------------------------------------------------------------------------------
Michael A. Grunewald     President     Since         Manager, Client Services,     18             --
3435 Stelzer Road                      February 28,  BISYS Fund Services, Inc.*,
Columbus, OH 43219                     2001          1993 to Present
Age 31
-------------------------------------------------------------------------------------------------------------------------
Richard Baxt             Vice          Since         Senior Vice President, Client 18             --
90 Park Avenue, 10th Fl. President     May 13, 1998  Services, BISYS Fund
New York, NY 10956                                   Services, Inc.*, 1997 to
Age 47                                               Present; General Manager of
                                                     Investment and Insurance,
                                                     First Fidelity Bank;
                                                     President, First Fidelity
                                                     Brokers; President, Citicorp
                                                     Investment Services.
-------------------------------------------------------------------------------------------------------------------------
Nimish Bhatt             Treasurer and Since         Vice President, Tax and       18             --
3435 Stelzer Road        Principal     February 11,  Financial Services, BISYS
Columbus, OH 43219       Accounting    1998          Fund Services, Inc.*, June
Age 38                   Officer                     1996-Present; Assistant Vice
                                                     President, Evergreen
                                                     Funds/First Union Bank,
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                     1995 to July 1996; Senior
                                                     Tax Consultant, Price
                                                     Waterhouse LLP, 1990 to
                                                     December 1994.
-------------------------------------------------------------------------------------------------------------------------
Lisa M. Hurley           Secretary     Since May 12, Executive Vice President,     18             --
90 Park Avenue, 10th Fl.               1999          Legal Services, BISYS Fund
New York, NY 10956                                   Services, Inc.*,
Age 41                                               1995-Present; Attorney,
                                                     private practice, 1990 to
                                                     1995.
-------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz           Assistant     Since May 14, Chief Administrator,          18             --
3435 Stelzer Road        Secretary     1997          Administration Services of
Columbus, OH 43219                                   BISYS Fund Services, Inc.*,
Age 33                                               June 1995 to Present;
                                                     Supervisor of Mutual Fund
                                                     Legal Department, Alliance
                                                     Capital Management, May 1989
                                                     to June 1995.
-------------------------------------------------------------------------------------------------------------------------
Karen Jacoppo-Wood       Assistant     Since         Counsel, Legal Services,      18             --
60 State Street,         Secretary     November 14,  BISYS Fund Services, Inc.*,
St. 1300                               2001          2001- Present; VP and Senior
Boston, MA 02109                                     Counsel, Funds Distributor
Age 35                                               Inc., 1996 to 2001.
-------------------------------------------------------------------------------------------------------------------------


Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors
------------------------------------------

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees
----------------------------

The Board of Directors has an Audit Committee, the members of which are Messrs. Gardner and Quinn and Mmes. Osar and Kelly. The Audit Committee met two times during the fiscal year ended December 31, 2001. The Board of Directors has determined that all members of the Audit

Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations. The Board of Directors does not have a nominating committee.

Ownership of Shares of BNY Hamilton*


-------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of Equity
                                                                                    Securities and/or Shares in All
                      Dollar Range of Equity Securities in Each Series of BNY       Funds Overseen by Director in
Name of Director      Hamilton #                                                    Family of Investment Companies
-------------------------------------------------------------------------------------------------------------------------
Edward L. Gardner     Large Cap Growth Fund - $10,001 - $50,000                     Over $100,000
                      Money Fund - Over $100,000
-------------------------------------------------------------------------------------------------------------------------
James E. Quinn        Equity Income Fund - $1 - $10,000                             Over $100,000
                      Large Cap Growth Fund - $10,001 - $50,000 Small Cap Growth
                      Fund - $10,001 - $50,000 Intermediate Investment Grade
                      Fund -$10,001 - $50,000 Money Fund - Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Karen R. Osar         Large Cap Growth Fund - $1 - $10,000                          Over $100,000
                      Money Fund - Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Kim D. Kelly          None                                                          None

John R. Alchin        None                                                          None
-------------------------------------------------------------------------------------------------------------------------


         * As of December 31, 2001.

# Indicates each series of BNY Hamilton for which equity securities are held.

         Ownership in BNY Hamilton's Investment Advisor or Distributor
         -------------------------------------------------------------

None of the Directors or their immediate family members owns beneficially or of record securities in the Fund's investment advisor or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Fund's investment advisor or principal underwriter.

Compensation of Directors
-------------------------

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2001. In 2002, BNY Hamilton expects to pay each Director annual compensation of $28,000 and per-meeting fees of $2,500 (in-person meetings) and $1,000 (telephonic meetings), plus out-of-pocket expenses. During the fiscal year ended December 31, 2001, such compensation and fees amounted to $175,000, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton Funds, Inc. The Directors and executive officers do not receive pension or retirement benefits.




                                                    Pension or
                                 Aggregate          Retirement           Estimated          Total
                                 Compensation       Benefits Accrued     Annual             Compensation
Name of Person,                  paid by the        As Part of Fund      Benefits Upon      paid by the Funds
   Position                      Funds              Expenses             Retirement         to Directors
-----------------------------    ---------------    -----------------    ---------------    -------------------
Edward L. Gardner                $36,000            $0                   $0                 $36,000
   Director and Chairman
   of the Board
Stephen Stamas*                  $18,000            $0                   $0                 $18,000
   Director
James E. Quinn                   $33,500            $0                   $0                 $33,500
   Director
Karen Osar                       $33,500            $0                   $0                 $33,500
   Director
Kim Kelly                        $36,000            $0                   $0                 $36,000
   Director
John R. Alchin                   $18,000            $0                   $0                 $18,000
   Advisory Director


*Mr. Stamas retired as a Director as of May 9, 2001.

By virtue of the responsibilities assumed by the Advisor and the Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, the Fund has no employees; its officers are provided and compensated by BNY Hamilton Distributors, Inc. BNY Hamilton's officers conduct and supervise the business operations of the Fund.

The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for MeadWestvaco Corp., a company of which Ms. Osar is an officer, in the ordinary course of business. The Bank of New York extends lines of credit to MeadWestvaco Corp. which at December 31, 2001, were less than 10% of all MeadWestvaco Corp.'s lines of credit. At December 31, 2001, there were no amounts outstanding under such lines of credit.


The Bank of New York extends lines of credit to three subsidiaries of Comcast Corp., a company of which Mr. Alchin is an officer, in the ordinary course of business. As of February 8, 2002, The Bank of New York had extended lines of credit to Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc., which represented 8.2%, 4.6% and 7.3%, respectively, of all the lines of credit of each such company. As of that date, the loans outstanding from The Bank of New York to Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc. pursuant to the lines of credit represented 8.4%, 4.7%, and 7.3%, respectively, of each such company's total loans outstanding.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of March 21, 2002, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 21.9% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.57% of Tiffany & Co.'s total outstanding debt.

The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for Insight Communications, a company of which Ms. Kelly is an officer, in the ordinary course of business. The Bank of New York extends lines of credit to Insight Communications, which at December 31, 2001, were less than 7.5% of all Insight Communications' lines of credit. As of that date, the loans outstanding from The Bank of New York to Insight Communications pursuant to the lines of credit represented 7.03% of Insight Communications' total loans outstanding.


--------------------------------------------------------------------------------
INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

The International Equity Fund and the International Equity CRT Fund are sub-advised by Credit Agricole Asset Management (formerly known as IndoCam International Investment Services). The Bank of New York pays Credit Agricole Asset Management fee equal to 0.425% of the average daily net assets of each fund.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to BNY Hamilton Funds, Inc. are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC. The Bank of New York pays Estabrook 0.30% of the average net assets of the Large Cap Value Fund.

Since April 1, 1999, the Bank of New York has voluntarily agreed to limit the expenses of the Funds listed in the chart below. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. This voluntary limitation of expenses may be modified or terminated at any time.


                                                                    INSTITUTIONAL                     INVESTOR
                                                                        SHARES                         SHARES
                                                                -----------------------         ----------------------
Intermediate Government Fund                                            0.79%                           1.04%
Intermediate Investment Grade Fund                                      0.79%                           1.04%
Intermediate New York Tax-Exempt Fund                                   0.79%                           1.04%
Intermediate Tax-Exempt Fund                                            0.79%                           1.04%
S&P 500 Index Fund                                                      0.35%                           0.60%
Large Cap Value Fund                                                    0.80%                           1.05%
U.S. Bond Market Fund                                                   0.35%                           0.60%
Large Cap Growth CRT Fund                                               0.80%                            N/A
Small Cap Growth CRT Fund                                               0.96%                            N/A
International Equity CRT Fund                                           1.22%                            N/A



For the fiscal years ended December 31, 1999, 2000 and 2001, The Bank of New York received advisory fees from the Funds as follows:


                                                                   1999                2000                2001
                                                              ---------------     ---------------     ---------------
Money Fund                                                        $3,014,970          $4,342,142          $6,502,079
Treasury Money Fund                                                 $723,256            $998,546          $1,363,495
Intermediate Government Fund                                        $406,845            $415,058            $468,798
Intermediate Investment Grade Fund                                $1,992,534          $2,015,238          $2,160,326
Intermediate New York Tax-Exempt Fund                               $212,671            $199,954            $235,091
Intermediate Tax-Exempt Fund                                      $1,318,587          $1,225,328          $1,250,448
Equity Income Fund                                                $3,393,456          $3,530,395          $2,894,992
Large Cap Growth Fund                                             $3,028,895          $3,815,137          $2,808,878
Small Cap Growth Fund                                             $1,815,543          $3,292,685          $2,846,908
International Equity Fund                                         $1,736,934          $2,495,202          $1,942,239
S&P 500 Index Fund                                                       N/A             $18,551             $55,180
Large Cap Value Fund                                                     N/A              $6,844             $80,161
Bond Index Fund                                                          N/A             $24,916             $56,295
Large Cap Growth CRT Fund                                                N/A             $67,261             $98,429
Small Cap Growth CRT Fund                                                N/A             $39,201             $60,403
International Equity CRT Fund                                            N/A             $29,834             $56,409


The following chart reflects advisory fee waivers by The Bank of New York as follows:


                                                                   1999                 2000                2001
                                                              ---------------      ---------------     ---------------
Intermediate Government Fund                                         $89,191             $120,587            $129,932
Intermediate Investment Grade Fund                                    $1,463              $10,062             $19,649



Intermediate New York Tax-Exempt Fund                               $103,730             $109,031            $145,333
Intermediate Tax-Exempt Fund                                          $5,034              $22,851             $44,595
Large Cap Growth Fund                                                $97,961                  N/A                 N/A
Small Cap Growth Fund                                                $60,219                  N/A                 N/A
International Equity Fund                                             $8,267                  N/A                 N/A
S&P 500 Index Fund                                                       N/A              $18,551             $55,180
Large Cap Value Fund                                                     N/A               $6,844             $80,161
Bond Index Fund                                                          N/A              $24,916             $56,295
Large Cap Growth CRT Fund                                                N/A              $67,261             $98,429
Small Cap Growth CRT Fund                                                N/A              $39,201             $60,403
International Equity CRT Fund                                            N/A              $29,834             $56,409



The Advisory Agreement for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" as defined by the 1940 Act cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 90 day's written notice to BNY Hamilton Funds, Inc. See "Additional Information".

In approving each advisory agreement, the Directors (all of whom are not "interested persons" of the Fund, as defined under the 1940 Act) primarily considered whether approving the advisory agreement would be in the best interest of the Fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund.

The Directors considered, among other matters: (1) the nature and quality of services to be provided by The Bank of New York, including The Bank of New York's performance record with respect to each Fund; (2) the cost to The Bank of New York in providing its services and its profitability; (3) whether the Funds and their shareholders might benefit from any economies of scale; (4) whether The Bank of New York would receive fall-out benefits that should be taken into consideration in negotiating the fee; and (5) the fees paid by comparable investment companies. The Board also considered voluntary limits on Fund expenses undertaken by The Bank of New York. In considering these matters, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York.

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Fund.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to the Fund's shareholders that they approve the Funds' entering into new investment advisory agreements with another qualified advisor selected by the Directors.


--------------------------------------------------------------------------------
ADMINISTRATOR

BNY Hamilton Distributors, Inc. serves as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds. The Administrator is a Delaware corporation organized to administer and distribute mutual funds; its offices are located at 90 Park Avenue, New York, New York 10956.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of BNY Hamilton Funds, Inc., overseeing the performance of the transfer agent for each Fund, supervising purchase and redemption orders (made via telephone and mail) and monitoring the Distributor's compliance with the National Association of Securities Dealers, federal and state securities laws. The Administrator will also be responsible for coordinating and overseeing compliance by the Directors with Maryland corporate procedural requirements as the Funds are series of a Maryland corporation. See "Description of Shares". The Administrator is also responsible for updating and printing the Funds' prospectuses and statements of additional information, administering shareholder meetings, producing proxy statements and annual and semi-annual reports, monitoring the Advisor's compliance with the stated investment objectives and restrictions of each Fund and ensuring that custodian, Fund accounting, transfer agency, administration, distribution, advisory and legal services are provided to the Funds in accordance with the respective agreements governing each relationship.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, The Bank of New York will perform certain administrative functions for the Administrator. The Bank of New York is not an otherwise affiliated person of the Administrator.

The Money Market Funds will pay the Administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. All other Funds will each pay the Administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets.

For the fiscal years ended December 31, 1999, 2000 and 2001, the other Funds paid administration fees as follows:



                                                                   1999                 2000                2001
                                                              ---------------      ---------------     ---------------

Money Fund                                                        $3,014,970           $4,342,142          $6,502,079
Treasury Money Fund                                                 $723,256             $998,546          $1,363,495
Intermediate Government Fund                                        $162,738             $166,023            $187,519
Intermediate Investment Grade Fund                                  $797,014             $806,095            $864,130
Intermediate New York Tax-Exempt Fund                                $85,068              $79,982             $94,036
Intermediate Tax-Exempt Fund                                        $527,436             $490,131            $500,179
Equity Income Fund                                                $1,131,152           $1,176,798            $964,997
Large Cap Growth Fund                                             $1,009,632           $1,271,712            $936,293
Small Cap Growth Fund                                               $474,603             $878,050            $759,175
International Equity Fund                                           $408,689             $587,106            $456,998
S&P 500 Index Fund                                                       N/A              $14,841             $44,144
Large Cap Value Fund                                                     N/A               $2,281             $26,720
Bond Index Fund                                                          N/A              $19,932             $45,036
Large Cap Growth CRT Fund                                                N/A              $22,420             $32,810
Small Cap Growth CRT Fund                                                N/A              $10,453             $16,107
International Equity CRT Fund                                            N/A               $7,020             $13,273


There were no waivers of administration fees from any Fund during fiscal years 1999, 2000 and 2001.

The Administration Agreement between BNY Hamilton Funds, Inc. and the Administrator may be renewed or amended by the Directors without a shareholder vote.


--------------------------------------------------------------------------------
DISTRIBUTOR

In addition to acting as the Administrator, BNY Hamilton Distributors, Inc. acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreements for each Fund must be approved in the same manner as the Advisory Agreements described above under "Investment Advisor". Each Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".

The Directors have adopted distribution plans ("12b-1 Plans") with respect to Classic Shares of the Money Fund, and the Investor Shares of each of the Equity Funds, the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds, which will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Classic Shares or Investor Shares, as applicable. The CRT Funds do not have an Investor class and therefore do not pay distribution expenses. These expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares or Investor Shares, as applicable. The Classic Shares or Investor Shares of each Fund also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares or Investor Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares or Investor Shares of each Fund will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

For the fiscal year ended December 31, 2001, the Funds paid the following amounts for services related to their respective 12b-1 Plans. In each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.

        Money Fund                                            $2,990,840
        Treasury Money Fund                                     $713,027
        Intermediate Government Fund                             $32,558
        Intermediate Investment Grade Fund                       $13,382
        Intermediate New York Tax-Exempt Fund                    $18,581
        Intermediate Tax-Exempt Fund                              $1,572
        Equity Income Fund                                       $74,374
        Large Cap Growth Fund                                    $47,126
        Small Cap Growth Fund                                    $34,844
        International Equity Fund                                $15,542
        S&P 500 Index Fund                                           N/A
        Large Cap Value Fund                                         N/A
        Bond Index Fund                                              N/A
        Large Cap Growth CRT Fund                                    N/A
        Small Cap Growth CRT Fund                                    N/A
        International Equity CRT Fund                                N/A


Payments for distribution expenses under the 12b-1 Plans are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, each 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which the related Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and each 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton Funds, Inc. nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plans are in effect, the nomination of the Directors who are not interested persons of BNY Hamilton Funds, Inc. (as defined in the 1940 Act) must be committed to the non-interested Directors.


--------------------------------------------------------------------------------
FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy. The Money Fund, Treasury Money Fund and New York Tax - Exempt Money Fund have entered into Shareholder Servicing Agreements with respect to Premier Shares and Classic Shares of each Fund with The Bank of New York. The Bank of New York (as a "Shareholder Servicing Agent") will perform certain shareholder support services to include: (i) aggregating and processing purchase and redemption orders; (ii) placing purchase and redemption orders with the Distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing periodic information to beneficial owners showing their positions of each Fund. Pursuant to the Shareholder Servicing Agreement, the Premier Shares and Classic Shares of each Money Market Fund will pay The Bank of New York (and any other Shareholder Servicing Agent) an annual shareholder servicing fee of 0.25%, to be accrued daily and payable monthly, of the average net assets of each such class represented by such Shareholder Servicing Agent's participation in each Fund.

The Bank of New York, 15 Broad Street, New York, New York 10005, serves as the custodian and fund accounting agent for each Fund.

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019 are the independent auditors of the Funds and must be approved at least annually by the Directors to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders. Ernst & Young LLP has been the independent auditors of the Funds since 1999.

--------------------------------------------------------------------------------
CODE OF ETHICS

BNY Hamilton, the Advisor and the Administrator each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor and the Administrator from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.


--------------------------------------------------------------------------------
PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or
(ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. An Equity Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".


--------------------------------------------------------------------------------
REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Redemption of Shares". Shareholders redeeming shares of either Money Market Fund should be aware that both Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that either Fund will be able to continue to do so and, in that case, the net asset value of either Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. In the case of the other Funds, the principal value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost. See "Net Asset Value" in the Money Market Fund Prospectus and below.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


--------------------------------------------------------------------------------
EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds which have a similar class of shares, in accordance with the terms of the current prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

Net investment income of each class of shares in the Money Fund, the Treasury Money Fund and New York Tax-Exempt Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of net asset value at 4:30 P.M., Eastern time, on each Business Day.

Dividends on each class of shares of a Money Market Fund are determined in the same manner and are paid in the same amount regardless of class, except that Premier Shares and Classic Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund and Other Shareholder Services-Shareholder Servicing Plan" in the Prospectus for the Money Market Funds, and Classic Shares bear 12b-1 fees. In addition, each class of shares of each Money Market Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

Determination of the net investment income for the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be made immediately prior to the determination of net asset value at 4:00 P.M., Eastern time, on each Business Day. Net investment income for days other than Business Days is determined as of 4:00 P.M., Eastern time, on the preceding Business Day. See "Purchase of Shares" in the relevant Prospectus and this Statement of Additional Information. Shares redeemed earn a dividend on the Business Day that the redemption becomes effective. See "Redemption of Shares" in each Prospectus.


--------------------------------------------------------------------------------
NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes once daily on Monday through Friday as described under "Net Asset Value" in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received or on any day that the New York Stock Exchange (and, with respect to the Money Market Funds, the Federal Reserve Bank of New York) is closed for business.

Money Market Funds. In the case of the Money Market Funds, all portfolio securities for each Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

Valuing the Money Market Funds' instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of either of the Money Market Funds.

The Directors oversee the Advisor's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of each Money Market Fund at $1.00. Each day net asset value is computed, each class of shares of each Money Market Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

If the Directors believe that a deviation from a Money Market Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of the Money Fund or the Treasury Money Fund would be able to obtain a somewhat higher yield than would result if that Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

Taxable Fixed Income and Tax-Exempt Fixed Income Funds. In the case of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds, portfolio securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, will be valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and
(ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Funds' independent pricing service, such securities will be priced in accordance with procedures adopted by the Directors. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, because the Directors have determined that this method will approximate market value. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.

Equity Funds. In the case of the Equity Funds, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Equity Funds and Intermediate Investment Grade Fund. For purposes of calculating net asset value per share for each class of shares in each of the Equity Funds and the Intermediate Investment Grade Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

All Funds (except Money Market Funds). Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Fund's Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Funds' Directors.


--------------------------------------------------------------------------------
PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of the Money Fund and the Treasury Money Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Fund and the Treasury Money Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

The current and effective seven-day yields for the Money Market Funds as of December 31, 2001 were as follows:


                                                                                   Current 7           Effective 7
                                                                                   Day Yield            Day Yield
                                                                                ----------------     -----------------
Money Fund  -  Hamilton Shares                                                       1.96%                1.98%
Money Fund  -  Premier Shares                                                        1.71%                1.73%
Money Fund  -  Classic Shares                                                        1.46%                1.48%
Treasury Money Fund  -  Hamilton Shares                                              1.83%                1.84%
Treasury Money Fund  -  Premier Shares                                               1.58%                1.59%
Treasury Money Fund  -  Classic Shares                                               1.33%                1.34%


As required by regulations of the Securities and Exchange Commission, the annualized yield for each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Income Fund is computed by dividing the Fund's net investment income per share for each class earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends will be used in determining the net investment income per share. Income will be computed by totaling the interest earned on all debt obligations, and in the case of the Equity Income Fund, dividends earned on all equity securities, during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield will then be annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectuses for the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds.

The 30-day yields for the other Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are as follows:


                                                                                    With                 Without
                                                                                Reimbursement         Reimbursement
                                                                              ------------------     -----------------
Intermediate Government Fund  -  Institutional Shares                               5.25%                 5.08%
Intermediate Government Fund  -  Investor Shares                                    5.00%                 4.83%
Intermediate Investment Grade Fund  -  Institutional Shares                         5.29%                 5.27%
Intermediate Investment Grade Fund  -  Investor Shares                              5.04%                 5.02%
Intermediate New York Tax-Exempt Fund  -  Institutional Shares                      2.90%                 2.53%
Intermediate New York Tax-Exempt Fund  -  Investor Shares                           2.65%                 2.28%


Intermediate Tax-Exempt Fund  -  Institutional Shares                               3.40%                 3.38%
Intermediate Tax-Exempt Fund  -  Investor Shares                                    3.15%                 3.13%
Bond Index Fund  -  Institutional Shares                                            5.13%                 3.78%


Total Return Quotations. As required by regulations of the Securities and Exchange Commission, the annualized total return (before and after taxes) of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated. The returns reflect the effect of expense subsidies and the return numbers would be lower if there were no subsidies. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculations do not consider any potential tax liabilities other than federal tax liabilities.

The total returns for the other Funds are as follows:


                                                                                                Since      Inception
                                                      1 Year         5 Year     10 Year       Inception       Date
Equity Income Fund
Investor Shares
Return Before Taxes                                   -15.01          7.93          N/A         10.44       08/10/92
Return After Taxes on Distributions                   -15.90          5.41                      8.25
Return After Taxes on Distributions and Sale of
   Fund Shares                                         -8.83          5.96                      8.07

Equity Income Fund
Institutional Shares
Return Before Taxes                                   -14.82          8.20          N/A         10.59       04/01/97

Large Cap Value Fund
Institutional Shares
Return Before Taxes                                    -6.87          N/A           N/A         -5.20       04/28/00
Return After Taxes on Distributions                    -7.29                                    -5.70
Return After Taxes on Distributions and Sale of
   Fund Shares                                         -4.19                                    -4.39

Large Cap Growth Fund
Institutional Shares
Return Before Taxes                                   -24.49         10.49         11.79         N/A
Return After Taxes on Distributions                   -24.96          8.24         10.65
Return After Taxes on Distributions and Sale of
   Fund Shares                                        -14.56          8.47         10.07

Large Cap Growth Fund
Investor Shares
Return Before Taxes                                   -24.63         10.27         11.68

International Equity Fund
Institutional Shares                                               (3 Years)                                04/01/97
Return Before Taxes                                   -25.20         -6.56          N/A         1.10



Return After Taxes on Distributions                   -25.20         -7.31                      0.60
Return After Taxes on Distributions and Sale of
   Fund Shares                                        -15.35         -4.95                      1.06

International Equity Fund
Investor Shares                                                    (3 Years)
Return Before Taxes                                   -25.12         -6.71          N/A         0.90        05/01/97

Small Cap Growth Fund
Institutional Shares
Return Before Taxes                                   -11.69         15.16         14.87         N/A
Return After Taxes on Distributions                   -11.93         12.82         13.70
Return After Taxes on Distributions and Sale of
   Fund Shares                                         -6.88         12.09         12.68

Small Cap Growth Fund
Investor Shares
Return Before Taxes                                   -11.90         14.96         14.76         N/A

Intermediate Government Fund
Investor Shares

Return Before Taxes                                    6.62           6.18          N/A         5.50        08/10/92
Return After Taxes on Distributions                    4.52           3.93                      3.31
Return After Taxes on Distributions and Sale of
   Fund Shares                                         4.00           3.82                      3.30

Intermediate Government Fund
Institutional Shares
Return Before Taxes                                    6.99           6.45          N/A         5.65        04/01/97

Intermediate Investment Grade Fund
Institutional Shares
Return Before Taxes                                    7.21           6.29         6.12          N/A
Return After Taxes on Distributions                    4.82           3.89         4.92
Return After Taxes on Distributions and Sale of
   Fund Shares                                         4.36           3.84         4.45

Intermediate Investment Grade Fund
Investor Shares
Return Before Taxes                                    6.95           6.03         5.99          N/A

Intermediate Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                    4.58           4.59         4.93          N/A
Return After Taxes on Distributions                    4.46           4.44         4.85
Return After Taxes on Distributions and Sale of
   Fund Shares                                         4.44           4.44         4.47

Intermediate Tax-Exempt Fund
Investor Shares
Return Before Taxes                                    4.32           4.34         4.80          N/A

Intermediate New York Tax-Exempt Fund
Investor Shares
Return Before Taxes                                    4.51           4.47          N/A         4.53        08/10/92
Return After Taxes on Distributions                    4.31           4.43                      4.51
Return After Taxes on Distributions and Sale of
   Fund Shares                                         4.29           4.33                      4.41


Intermediate New York Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                    4.77           4.70          N/A         4.65        04/01/97

S&P 500 Index Fund
Institutional Shares
Return Before Taxes                                   -12.44          N/A           N/A        -12.49       04/28/00
Return After Taxes on Distributions                   -12.92                                   -12.93
Return After Taxes on Distributions and Sale of
   Fund Shares                                         -7.57                                   -10.10

Bond Index Fund
Institutional Shares
Return Before Taxes                                    8.07           N/A           N/A         10.37       04/28/00
Return After Taxes on Distributions                    4.93                                     7.38
Return After Taxes on Distributions and Sale of
   Fund Shares                                         5.02                                     6.90

Large Cap Growth CRT Fund
Return Before Taxes                                   -24.38          N/A           N/A        -12.68       01/03/00
Return After Taxes on Distributions                   -24.56                                   -12.89
Return After Taxes on Distributions and Sale of
   Fund Shares                                        -14.85                                   -10.10

Small Cap Growth CRT Fund
Return Before Taxes                                    -9.95          N/A           N/A         -0.69       01/03/00
Return After Taxes on Distributions                    -9.95                                    -0.88
Return After Taxes on Distributions and Sale of
   Fund Shares                                         -6.06                                    -0.64

International Equity CRT Fund
Return Before Taxes                                   -24.04          N/A           N/A        -21.01       01/03/00
Return After Taxes on Distributions                   -24.07                                   -21.05
Return After Taxes on Distributions and Sale of
   Fund Shares                                        -14.56                                   -16.39


General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.


--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. For the fiscal years ended December 31, 1999, 2000 and 2001, the portfolio turnover rates for the Intermediate New York Tax-Exempt Fund, Equity Income Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund were 32%, 16% and 17%; 53%, 35% and 41%; 57%, 76% and 106%; 34%, 19%
and 24%; 18%, 16% and 14%; 86%, 47% and 53%; and 84%, 86% and 169%,
respectively. It is anticipated that the Intermediate New York Tax-Exempt Fund, Equity Income Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund will have a portfolio turnover rate of less than 100%.

For the period April 28, 2000 (commencement of operations) to December 31, 2000 and the fiscal year ended December 31, 2001 the portfolio turnover rates for the S&P 500 Index Fund, Large Cap Value Fund and Bond Index Fund were 33% and 94%; 2% and 2%; and 101% and 103%, respectively. It is anticipated that the S&P 500 Index Fund and Large Cap Value Fund will have a portfolio turnover rate of less than 100%. It is anticipated that the Bond Index Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.

For the period January 3, 2000 (commencement of operations) to December 31, 2000 and the fiscal year ended December 31, 2001 the portfolio turnover rates for the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund were 5% and 16%; 35% and 47%; and 10% and 48%, respectively. It is anticipated that the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund will continue to have a portfolio turnover rate of less than 100%.

For the fiscal years ended December 31, 1999, 2000, and 2001, the portfolio turnover rates for the Intermediate Government Fund were 16%, 10% and 44%, respectively. It is anticipated that the Intermediate Government Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.

Money Market Funds, Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. Portfolio transactions for each of the Money Market Funds, the Taxable Fixed Income Funds and the

Tax-Exempt Fixed Income Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in short-term trading consistent with their objectives.

Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.

Equity Funds. In connection with portfolio transactions for the Equity Funds, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Advisor (and, in the case of the International Equity Fund, the International Equity CRT Fund and the Large Cap Value Fund, the Sub-Advisor) considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor or the Sub-Advisor decides that the broker chosen will provide the best possible execution. The Advisor or the Sub-Advisor will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Equity Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Advisor or the Sub-Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor or the Sub-Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's or the Sub-Advisor's clients and not solely or necessarily for the benefit of an individual Fund. The Advisor and the Sub-Advisor believe that the value of research services received is not determinable and does not significantly reduce their respective expenses. The Equity Funds will not reduce their respective fees paid to the Advisor or the Sub-Advisor by any amount that might be attributable to the value of such services.

For the fiscal years ended December 31, 1999, 2000, and 2001, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund paid aggregate broker commissions of $583,849, $357,077 and $369,712; $225,943, $154,185 and $194,890; $184,972, $151,350 and $304,268; and $1,049,235,
$1,106,280 and $1,379,493, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 1999, the Large Cap Growth Fund paid broker commissions of $1,050 to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc. a separate brokerage affiliate of The Bank of New York, and a member of the New York Stock Exchange and other principal exchanges, and SIPC. This amounted to 0.5% of the aggregate commissions paid by the Fund and 1.7% of the aggregate dollar amount of principal transactions.

For the period April 28, 2000 (commencement of operations) to December 31, 2000 and the fiscal year ended December 31, 2001, the S&P 500 Index Fund and Large Cap Value Fund paid aggregate broker commissions of $5,852 and $13,422; and $4,740 and $20,786, respectively.

For the period January 3, 2000 (commencement of operations) to December 31, 2000 and the fiscal year ended December 31, 2001, the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund paid aggregate broker commissions of $10,932 and $15,818; $3,395 and $9,502; and $17,581 and
$19,801, respectively.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor or the Sub-Advisor may allocate a portion of any or all of the Equity Funds' portfolio brokerage transactions to affiliates of the Advisor or the Sub-Advisor. In order for affiliates of the Advisor or the Sub-Advisor to effect any portfolio transactions for the Equity Funds, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor (or the Sub-Advisor) or any "affiliated person", as defined in the 1940 Act, of the Co-Administrators, Distributor or Advisor (or the Sub-Advisor) when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group (or the Sub-Advisors) relating thereto of which the Advisor, the Sub-Advisor or any of their respective affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor (or the Sub-Advisor) deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor (or the Sub-Advisor) may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor (or the Sub-Advisor), in the manner it considers to be most equitable and consistent with the Advisor's (or the Sub-Advisor's) fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers.

The number of options which a Fund may write may be affected by options written by the Advisor (or the Sub-Advisor) for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


--------------------------------------------------------------------------------
DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation of currently permit the Corporation to issue 31,000,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:


                                                                                       Number of Shares of
        Name of Series and Classes Thereof                                              Common Allocated
        ----------------------------------------------------------------------       -----------------------
        BNY Hamilton Money Fund
               Hamilton Shares                                                                7,000,000,000
               Premier Shares                                                                 3,000,000,000
               Classic Shares                                                                 3,000,000,000
        BNY Hamilton Treasury Money Fund
               Hamilton Shares                                                                2,000,000,000
               Premier Shares                                                                 2,000,000,000
               Classic Shares                                                                 2,000,000,000
        BNY Hamilton New York Tax-Exempt Money Fund
               Hamilton Shares                                                                2,000,000,000
               Premier Shares                                                                 2,000,000,000
               Classic Shares                                                                 2,000,000,000
        BNY Hamilton Equity Income Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton Large Cap Growth Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton Small Cap Growth Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton International Equity Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton Intermediate Government Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton Intermediate Investment Grade Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000


        BNY Hamilton Intermediate New York Tax-Exempt Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton Intermediate Tax-Exempt Fund
               Institutional Shares                                                             200,000,000
               Investor Shares                                                                  200,000,000
        BNY Hamilton Large Cap Growth CRT Fund                                                  200,000,000
        BNY Hamilton International Equity CRT Fund                                              200,000,000
        BNY Hamilton Small Cap Growth CRT Fund                                                  200,000,000
        BNY Hamilton Large Cap Value Fund
               Institutional Class                                                              200,000,000
               Investor Class                                                                   200,000,000
        BNY Hamilton S&P 500 Fund
               Institutional Class                                                              200,000,000
               Investor Class                                                                   200,000,000
        BNY Hamilton U.S. Bond Market Index Fund
               Institutional Class                                                              200,000,000
               Investor Class                                                                   200,000,000
        BNY Hamilton Enhanced Income Fund
               Institutional Class                                                              200,000,000
               Investor Class                                                                   200,000,000
        Undesignated Common Stock                                                               600,000,000


Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and nonassessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Redemption of Shares" in the Prospectuses.

No single person beneficially owns 25% or more of the Corporation's voting securities. BNY Hamilton cannot predict the length of time that such person will remain a control person of such Funds. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of April 5, 2002:


-------------------------------------------------------------------------------------------------------------------------
                          Fund                                Name & Address of Shareholder           Percentage of
                                                                                                        ownership
BNY Hamilton Equity Income Fund - Institutional Shares    The Bank of New York                            27.5%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577
                                                          Post & Co.                                       5.2%

                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Wendel & Co.                                     5.2%
                                                          The Bank of New York
                                                          P.O. Box 1066
                                                          New York, NY 10286

BNY Hamilton Equity Income Fund - Investor Shares         The Bank of New York                             7.6%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

BNY Hamilton Large Cap Growth Fund - Institutional        No 5% Shareholders
Shares

BNY Hamilton Large Cap Growth Fund - Investor Shares      The Bank of New York                            57.5%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
BNY Hamilton Small Cap Growth Fund - Institutional        The Bank of New York                             7.6%
Shares                                                    Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

BNY Hamilton Small Cap Growth Fund - Investor  Shares     The Bank of New York                            67.2%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

BNY Hamilton International Equity Fund - Institutional    No 5% Shareholders
Shares

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

BNY Hamilton International Equity Fund - Investor Shares  The Bank of New York                            39.0%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

                                                          Pauline C. Metcalf                              30.3%
                                                          Pauline C. Metcalf Trust
                                                          22 Parsonage Street
                                                          Providence, RI 02903

BNY Hamilton Large Cap Value Fund - Institutional Shares  The Bank of New York                            30.1%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

                                                          Post & Co.                                       8.0%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

BNY Hamilton S&P 500 Index Fund - Institutional Shares    Wendel & Co.                                     9.2%
                                                          The Bank of New York
                                                          P.O. Box 1066
                                                          New York, NY 10286

                                                          The Bank of New York                            38.7%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

                                                          Wendel & Co.                                     8.6%
                                                          The Bank of New York
                                                          P.O. Box 1066
                                                          New York, NY 10286

                                                          Wendel & Co.                                    11.5%
                                                          The Bank of New York
                                                          P.O. Box 1066
                                                          New York, NY 10286

BNY Hamilton Intermediate Government Fund -               The Bank of New York                            38.0%
Institutional Shares                                      Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

BNY Hamilton Intermediate Government Fund - Investor      The Bank of New York                            27.2%
Shares                                                    Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

                                                          Michael W. O'Connell                             9.4%
                                                          1821 Glenneyre Street
                                                          Laguna Beach, CA 92651

                                                          Mario Negri Institute Foundation                 5.2%
                                                          1133  Avenue of the Americas
                                                          New York, NY 10036

                                                          Heidi Stamas                                    12.7%
                                                          300 Central Park West
                                                          New York, NY 10024

BNY Hamiton Intermediate Investment Grade Fund -          No 5% Shareholders
Institutional Shares


BNY Hamiton Intermediate Investment Grade Fund -          The Bank of New York                            46.6%
Investor Shares                                           Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

                                                          Donaldson Lufkin & Jenrette                      5.7%
                                                          Securities Corporation Inc.
                                                          P.O. Box 2052
                                                          Jersey City, NJ 07303

                                                          HSBC Bank USA                                    7.1%
                                                          One HSBC Center, 17th Floor
                                                          Buffalo, NY 14203

-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
BNY Hamilton U. S. Bond Market Index - Institutional      Wendel & Co.                                    12.1%
Shares                                                    The Bank of New York
                                                          P.O. Box 1066
                                                          New York, NY 10286

                                                          The Bank of New York                            17.1%
                                                          Various Retirement Plans
                                                          3 Manhattanville Road
                                                          Purchase, NY 10577

                                                          Wendel & Co.                                     6.2%
                                                          The Bank of New York
                                                          P.O. Box 1066
                                                          New York, NY 10286

                                                          MAC & CO. A/C UGDF1782792                        5.3%
                                                          P.O. Box 3198
                                                          Pittsburgh, PA 15230

                                                          Post & Co.                                      11.2%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

BNY Hamilton Intermediate New York Tax Exempt Fund -      No 5% Shareholders
Institutional Shares

BNY Hamilton Intermediate New York Tax Exempt Fund-       No 5% Shareholders
Investor Shares

BNY Hamilton Intermediate Tax Exempt Fund -               No 5% Shareholders
Institutional Shares

-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
BNY Hamilton Intermediate Tax Exempt Fund - Investor      Naomi Siegel                                     9.0%
Shares                                                    63 Taylor Road
                                                          Short Hills, NJ 07078

                                                          Darlene Hoffman                                 31.0%
                                                          Larry G. Hoffman
                                                          P.O. Box 2654
                                                          Hamilton Square, NJ 08690

                                                          Frances B. Ruoff                                 8.7%
                                                          100 Hilton Avenue
                                                          Garden City, NY 11530

                                                          BNY Clearing Services LLC                       19.1%
                                                          Jeffrey B. Noss
                                                          111 E. Kilbourn Avenue
                                                          Milwaukee, WI 53202

                                                          Donna B. Zorn                                   10.4%
                                                          4 Joshua Huddy Drive
                                                          Colts Neck, NJ 07722

                                                          The Jennifer Emma Martin Trust                   7.6%
                                                          David Gary Martin and
                                                          Elizabeth Gladstone Martin TTEES
                                                          35 Mason Street
                                                          Greenwich, CT 06830

                                                          The Andrew Zachary Martin Trust                  7.6%
                                                          David Gary Martin and
                                                          Elizabeth Gladstone Martin TTEES
                                                          35 Mason Street
                                                          Greenwich, CT 06830

BNY Hamilton Small Cap Growth CRT Fund                    Post & Co.                                       8.9%
                                                          Mutual Fund Reorg. Dept.
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       5.6%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       7.1%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

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


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
BNY Hamilton Large Cap Growth CRT Fund                    Post & Co.                                       5.1%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       6.3%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

BNY Hamilton International Equity CRT Fund                Post & Co.                                       6.6%
                                                          Mutual Fund Reorg. Dept.
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       6.1%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       7.5%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

BNY Hamilton Money Fund - Premier Shares                  Hare & Co.                                       6.2%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          Hare & Co.                                      10.1%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

BNY Hamilton Money Fund - Hamilton Shares                 Hare & Co.                                      56.3%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          The Chase Manhattan Bank as                     12.0%
                                                          Grange Primary Trust
                                                          600 Travis, 50th Floor
                                                          Houston, TX 77479

BNY Hamilton Money Fund - Classic Shares                  BNY Clearing Services LLC                        5.1%
                                                          Premier Money Fund Portfolio
                                                          111 E. Kilbourn Avenue
                                                          Milwaukee, WI 53202

-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
BNY Hamilton Treasury Money Fund - Premier Shares         Hare & Co.                                      75.6%
                                                          Next Day Sweep Account
                                                          Attn: STIF Dept.
                                                          One Wall Street, 2nd Floor
                                                          New York, NY 10286

BNY Hamilton Treasury Money Fund - Hamilton Shares        Hare & Co.                                      33.4%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          KPMG LLP                                        20.9%
                                                          3 Chestnutridge Road
                                                          Montvale, NJ 07645

BNY Hamilton Treasury Money Fund - Classic Shares         The Bank of New York                            19.1%
                                                          JF Cash Management LLLP
                                                          45 S Seventh Street
                                                          Minneapolis, MN 55402

BNY Hamilton NY Tax-Exempt Money Fund - Premier           Hare & Co.                                      49.1%
Shares                                                    The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          Pine Hollow Co.                                  5.8%
                                                          P.O. Box 414
                                                          Mount Vernon, NY 10551

BNY Hamilton NY Tax-Exempt Money Fund - Hamilton          Hare & Co.                                     100.0%
Shares                                                    The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

BNY Hamilton NY Tax-Exempt Money Fund - Classic           Harold R. Weston                                63.9%
Shares                                                    P.O. Box 420
                                                          Chatsworth Avenue
                                                          Larchmont, NY 10538

                                                          Dolores R. Blackham                             10.0%
                                                          493 Lynn Street
                                                          Staten Island, NY 10306

                                                          Grace M. Boyer                                  26.1%
                                                          Lester B. Boyer
                                                          Boyer Living Trust
                                                          74 Fleets Cove Road
                                                          Huntington, NY 11743

-------------------------------------------------------------------------------------------------------------------------

BNY Hamilton's officers and directors, taken as a group, own less than 1% of the shares of each of the Funds.


--------------------------------------------------------------------------------
TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Each of the Equity Funds (other than the International Equity Fund) expects that a portion of these distributions to their respective corporate shareholders will be eligible for the 70% dividends-received deduction. These distributions from all other Funds will not be eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund, and are not eligible for the dividends-received deduction. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains at a maximum rate of 20% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain at a maximum rate of 20% in respect of shares held for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Any such loss may be disallowed in the case of either of the Tax-Exempt Fixed Income Funds. See "Tax-Exempt Fixed Income Funds" below. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Prospective investors in any of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds should be aware that distributions of net investment income or net long-term capital gains from these Funds will have the effect of reducing the net asset value of each class of each Funds' shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in these Funds just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

The International Equity Fund will, and the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may, invest in equity securities of foreign issuers. If these Funds purchase shares in certain foreign investment companies, known as "passive foreign investment companies", they may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its respective shareholders. In addition, certain interest charges may be imposed on the Equity Funds or its respective shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, the Equity Funds would be required each year to include in its income and distribute to shareholders a pro rata portion of the foreign investment company's income, whether or not distributed to the Fund. For each taxable year, the Equity Funds will be permitted to "mark-to-market" any marketable stock held by a Fund in a passive foreign investment company. If a Fund made such an election, each investor in the Fund would include in income in each year an amount equal to its share of the excess, if any, of the fair market value of the stock in such passive foreign investment company as of the close of the taxable year over the adjusted basis of such stock. The investor would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the stock in such passive foreign investment company over the fair market value of such stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the investor for prior taxable years.

It is expected that the Money Fund, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the Intermediate Investment Grade Fund, the Large

Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. The International Equity Fund and the International Equity CRT Fund intend to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, the pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent from claiming as a credit the full amount of their pro rate share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 31% unless IRS Form W-8 is provided.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

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

Tax-Exempt Funds. The Tax-Exempt Fixed Income Funds and the New York Tax-Exempt Money Fund intend to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by such Tax-Exempt Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from such Tax-Exempt Fund . In view of each Tax-Exempt Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although each Tax-Exempt Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of each Tax-Exempt Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Funds' shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Tax-Exempt Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The Tax-Exempt Funds are permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by a Tax-Exempt Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and
(iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

Holders of shares of either class of each Tax-Exempt Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the respective Tax-Exempt Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from either class of each Tax-Exempt Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from each Tax-Exempt Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Annual statements as to the portion of distributions of the Tax-Exempt Funds that are attributable to interest that is exempt from federal income tax and, in the case of the New York Tax-Exempt Money Fund and the Intermediate New York Tax-Exempt Fund, New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.


--------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting the Intermediate New York Tax-Exempt Fund and the New York Tax-Exempt Money Fund. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. Each Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

Economic Outlook

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The Division of the Budget (DOB) estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

Special Considerations

The ramifications of the terrorist attack in New York raise many complex issues related to State finances. DOB expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the State Legislature enacted $5.5 billion in appropriations on September 13, 2001. The State also authorized $2.5 billion in additional bonding authority for the TFA to fund City costs related to or arising from the terrorist attack.

Federal funding for disaster assistance is available in several forms. Under current law, the federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On September 21, 2001, the President waived any matching requirement for the State and the City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. Other significant assistance for businesses is available through the Small Business Administration for property losses, cash-flow needs, and hazard mitigation. The October Financial Plan does not reflect the receipt of such aid.

The terrorist attacks in New York City are expected to have materially adverse financial consequences for the State, but at this time it is not possible to provide a definitive assessment. The State's current assessment is that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the State's 2001-02 fiscal year and in the range of $2 billion to $6 billion in the next fiscal year. The Mid-Year Plan projects revenue losses of $1.63 billion, which is offset in part by Legislative actions in October that provided $114 million in additional revenues and $20 million in expenditure savings. It is expected that a number of economic sectors that generate State tax revenues will be disrupted at least temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Mid-Year Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

In addition to the recent terrorist attacks in New York City, many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

The United States Congress is currently contemplating an economic stimulus package. If enacted, certain components of the package may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

2001-2002 Fiscal Year (Executive Budget Forecast)

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

The State's last fiscal year began on April 1, 2001 and ended on March 31, 2002. The 2001-02 Financial Plan sets forth projected receipts and disbursements based on the actions of the Legislature to date. In fiscal year 2001-02, General Fund receipts, including transfers from other funds, are expected to total 42.09 billion, an increase of $2.21 billion over 2000-01 results. General Fund disbursements, including transfers to other funds, are projected to total $41.97 billion in fiscal year 2001-02, an increase of $2.27 billion over 2000-01. The State projects a closing balance in the General Fund of $1.22 billion for the 2001-2002 fiscal year. This amount is comprised of $627 million in the Tax Stabilization Reserve Fund, $281 million in undesignated reserves, $151 million in the Contingency Reserve Fund, $142 million in the Community Projects Fund, and $14 million in the Universal Pre-K Fund. These figures are adjusted to anticipate the financial impact of the World Trade Center disaster.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

General Fund

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2001-02 fiscal year, the General Fund is expected to account for approximately 46 percent of All Governmental Funds disbursements and 67 percent of State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Projected General Fund Receipts

Total General Fund receipts, including transfers from other funds are projected to total $42.09 billion in fiscal year 2001-02, an increase of $2.21 billion from 2000-01. This total includes $38.47 billion in tax receipts, $1.50 billion in miscellaneous receipts, and $2.10 billion in transfers from other funds. The transfer of $3.4 billion in resources through the tax refund reserve account from fiscal year 2000-01 to fiscal year 2001-02 has the effect of exaggerating the growth in State receipts from year to year by depressing 2000-01 figures and inflating 2001-02 projections.

The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $27.096 billion in fiscal year 2001-02. Collections in this category, which account for well over half of General Fund receipts, are expected to exceed 2000-01 results by $3.53 billion. These figures reflect a reduction from previous projections in anticipation of the adverse economic impact of the World Trade Center disaster including significant reduction in wages, employment, financial sector bonuses and capital gains income.

User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and

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fees. Receipts from user taxes and fees are projected to total $7.04 billion in fiscal year 2001-02, a decrease of $360 million from 2000-01. This reduction reflects the impact of the World Trade Center attacks on consumer confidence, lower tourism spending and the anticipated decline in personal income and employment.

Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.65 billion in fiscal year 2001-02, a decrease of $678 million from 2000-01. The year-to-year decline is attributable to the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, banking losses, and to the ongoing phase-in of tax reductions, the largest of which is the corporation franchise tax cut, which is entering its third year. Other tax reductions that affect receipts in this category include: reductions in the bank and insurance franchise tax rates, a reduction in the cap on tax liability for non-life insurers, the expansion of tax credits for economically-distressed areas, the reduction of the gross receipts tax, and the continuation of the "Power for Jobs" program.

Other taxes include the estate and gift tax, the real property gains tax, and pari-mutue1 taxes. Other taxes are projected to total $721 million in fiscal year 2001-02, a decrease of $74 million from 2000-01. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $1.50 billion in fiscal year 2001-02, a decrease of $54 million from 2000-01.

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation (LGAC). Transfers from other funds are projected to total $2.075 billion in fiscal year 2001-02, a decrease of $162 million from 2000-01.

Projected General Fund Disbursements

The disbursements projections summarized below reflect the potential Financial Plan impact of the World Trade Center disaster. General Fund disbursements, including transfers to other funds, are projected to total $42.0 billion in fiscal year 2001-02, an increase of $2.30 billion over 2000-01.

Spending for education programs accounts for $1.39 billion of the $2.3 billion annual increase in spending. On a State fiscal year basis, school aid will grow by $979 million (8.5 percent) over 2000-01. Spending on special education and higher education programs is projected to grow by $410 million in fiscal year 2001-02, primarily for handicapped programs ($247 million) and the State University of New York ($159 million). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

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Projected spending in the 2001-02 Financial Plan is $650 million above the
February Financial Plan. The growth results from Legislative inaction on cost-saving proposals, costs incurred since the February Financial Plan, and timing changes in spending, offset by spending cuts and the elimination of all new initiatives.

Legislative inaction to date on the Governor's Executive Budget savings proposals has added $785 million in costs above February Financial Plan. These proposals include building aid reform ($245 million), a new multi-State lottery initiative ($125 million), Medicaid cost containment ($138 million), EPIC prescription drug cost containment ($41 million), and the ability to continue to apply TANF Block Grant monies to finance welfare and child welfare spending ($188 million).

New costs incurred since the February Financial Plan added $159 million to the 2001-02 Financial Plan, primarily for pensions ($44 million), child welfare ($60 million), health care litigation and other related costs ($55 million).

Timing-related spending increases, which reflect spending budgeted to occur in fiscal year 2000-01 but delayed to fiscal year 2001-02, added $291 million in new costs. These include certain legislative initiatives ($126 million), collective bargaining costs ($55 million), litigation costs ($43 million), and preschool special education claims ($67 million).

Spending cuts and the elimination of all new initiatives in the February Financial Plan lowered projected spending in the 2001-02 Financial Plan by $585 million. These actions include the elimination of proposed General Fund support to health care services currently funded from special revenue funds ($137 million), non-personal service cuts across various State agencies ($113 million), as well as reduced funding for mental hygiene programs ($74 million), economic development programs ($65 million), statewide transit subsidies ($38 million), and technology initiatives ($32 million).

Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (6 percent), mental hygiene programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

Spending in local assistance is projected to total $28.33 billion in fiscal year 2001-02, an increase of $1.67 billion (6.7 percent) from 2000-01. The change in spending is comprised primarily of increases for school aid, Medicaid, children and families services, and health programs, offset by decreases in welfare costs and stock transfer incentive aid payments.

General Fund spending for school aid is projected at $12.50 billion in fiscal year 200 1-02 (on a State fiscal year basis) an increase of $979 million (8.5 percent). This reflects the fiscal year cost of the school year increase of $745 million to fund formula-based and categorical aid programs, as well as the "tail" of aid payable from the 2000-01 school year. Included in the school aid increase is the loss

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of building aid reforms ($245 million) proposed by the Governor in the Executive
Budget but not enacted by the Legislature.

Medicaid spending is estimated at $6.12 billion in fiscal year 2001-02, an increase of $398 million (7.0 percent) from 2000-01. This reflects underlying spending growth of 6.9 percent and the loss of proposed cost containment measures, partially offset by efforts to ensure appropriate federal financing. General Fund spending for other health programs is projected at $631 million, an increase of $146 million (30.1 percent) from 2000-01. This increase is primarily due to growth in the elderly prescription drug program ($86 million) and costs associated with the containment of the West Nile Virus ($22 million).

Spending on welfare is projected at $1.05 billion in fiscal year 2001-02, a decrease of $263 million from 2000-01. This decrease is largely attributable to continued welfare caseload declines and increased support provided by federal funding in such areas as the Earned Income Tax Credit and the Child and Dependent Care Tax Credit. The welfare caseload is projected at about 741,000 recipients, down 37,000 from 2000-0 1 levels.

Local assistance spending for Children and Families Services is projected at $1.08 billion in fiscal year 2001-02, up $224 million from 2000-01. The increase in spending includes the loss of federal Temporary Assistance for Needy Families block grant funds that must now be supported by the General Fund, as well as program growth in child protective services.

Spending for all other local assistance programs will total $7.07 billion in fiscal year 2001-02, a net increase of $302 million (4.5 percent) from the prior year. This includes increased State support for tuition assistance ($57 million) and children with special educational needs ($247 million), partially offset by the elimination of stock transfer incentive aid payments ($114 million).

State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.81 billion in fiscal year 2001-02, an increase of $204 million or 2.7 percent over the prior year. The growth in State operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions ($238 million).

The State's overall workforce is projected to total 193,500 persons on March 31, 2002, down about 1,400 from March 31, 2001.

General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

Disbursements for GSCs are estimated at $2.66 billion in fiscal year 2001-02, an increase of $92 million from the prior year. The growth results from higher health insurance rates in calendar year

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2001, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

Debt service covers short-term State obligations, and formerly included interest costs on the State's commercial paper program. In fiscal year 2001-02, all of the State's debt service is for long-term bonds, and is shown as a transfer to the General Debt Service Fund.

To reduce costs, the State continues to diversify its debt portfolio to include a prudent level of short-term debt obligations. Since borrowing costs for the commercial paper program and variable rate bonds are comparable and both are effective short-term debt instruments, the use of the commercial paper program was eliminated during fiscal year 2000-01 and replaced with the issuance of additional variable rate general obligation debt. As a result, the State satisfied its remaining commercial paper debt service obligations in fiscal year 2000-01.

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

Transfers in support of debt service are General Fund resources used to pay principal, interest, and related expenses on long-term bonds that are not funded from other resources. Long-term debt service transfers are projected at $2.29 billion in fiscal year 2001-02, an increase of $74 million from 2000-01. This increase reflects debt service costs from new capital spending, primarily for education and corrections purposes. In addition, the Legislature's inaction on the proposed revenue bond initiative results in increased debt service costs of about $21 million.

Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, other revenues, or federal grants. Transfers for capital projects of $5316 million in 2001-02 are projected to increase $31 million from the prior year, reflecting continued cash support of the bonded programs converted to cash in the prior years and the Governor's recommended General Fund support for the proposed superfund.

All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $468 million in 2001-02, an increase of $106 million. This reflects a State subsidy of $69 million to SUNY and General Fund support of the court facilities incentive aid program ($37 million).

Fund Balances

The State is projected to close the 2001-2002 fiscal year with a General Fund balance of $1.22 billion. This amount is comprised of $627 million in the Tax Stabilization Reserve Fund, $281 million in undesignated reserves, $151 million in the Contingency Reserve Fund, $142 million in the Community Projects Fund, and $14 million in the Universal Pre-K Fund. These projected closing balances anticipate the use of reserves to offset the impact of costs associated with the World Trade Center disaster.

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Other Governmental Funds

In addition to the General Fund, the 2001-02 Financial Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. All Governmental Funds spending is estimated at $84.05 billion in fiscal year 2001-02, an increase of $4.30 billion over 2000-01. When spending for the STAR tax cut relief program is excluded, spending growth is 4.6 percent. The spending growth is comprised of changes in the General Fund ($2.08 billion, excluding transfers), federal support for Medicaid spending ($856 million), and the STAR tax cut relief program ($694 million). All other spending grows by $666 million or 2.4 percent.

Special Revenue Funds

Total disbursements for programs supported by Special Revenue Funds are projected at $36.29 billion in fiscal year 2001-02, an increase of $1.93 billion over 2000-01. Special Revenue Funds include federal grants and State special revenue funds. The estimates described below do not include any federal aid or State assistance related to the attack on the World Trade Center.

Federal grants comprise 68 percent of all Special Revenue spending in fiscal year 2001-02, comparable to prior years. Disbursements from federal funds are estimated at $24.65 billion, up by $540 million (2.2 percent) from 2000-01. Medicaid is the largest program within federal funds, accounting for over half of total spending in this category. In fiscal year 2001-02, federal support for Medicaid spending is projected at $14.20 billion, an increase of $856 million over 2000-01. This growth is offset by decreases in children and families services resulting from funding eliminated by the Legislature.

State special revenue spending is projected to be $11.64 billion in fiscal year 2001-02, an increase of $1.39 billion or 13.6 percent from 2000-01. The major components of growth include the final phase of the STAR program valued at $2.6 billion (up $694 million from 2000-01), additional spending of $146 million for Mass Transportation programs, $144 million in additional spending under the Health Care Reform Act of 2000, and an increase of $90 million for the Elderly Pharmaceutical Insurance Coverage Program.

Capital Projects Funds

Spending from Capital Projects Funds in fiscal year 2001-02 is projected at $4.92 billion, an increase of $458 million (10.3 percent) from the prior year. The increase is primarily attributable to $362 million for new capital projects in transportation, housing and economic development.

Debt Service Funds

Spending from Debt Service Funds are estimated at $3.92 billion in fiscal year 200 1-02, a decrease of $175 million, or 4.3 percent, from 2000-01. This results from the use of $421 million of DRRF monies in 2000-01 to defease high cost debt. The remaining increases are for a variety of purposes, including transportation, education, mental health, corrections, and general obligation financings. As proposed by the Governor, $500 million in deposits to the Debt Reduction Reserve Fund (DRRF) will be used in the current year to pay off the State's high cost debt and increase pay-as-you-go

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spending for previously bond financed programs. The use of DRRF is expected to reduce the State's total future debt service costs by more than $700 million.


Debt and Other Financing Activities

The State's 2001-02 borrowing plan projects issuances of $237 million in general obligation bonds. The State Legislature did not authorize the issuance of any (Certificates of Participation) COPs in the 2001-02 fiscal year.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.94 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2001-02. Included therein are borrowings by: (i) DASNY for the State University of New York (SUNY); the City University of New York (CUNY); mental health facilities; child care facilities; school construction (RESCUE); and university facilities (Jobs 2000); (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities; and sports facilities; (iv) the Environmental Facilities Corporation (EFC) for environmental projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); (v) HFA for housing programs; and (vi) MTA, for service contract bonds related to their debt restructuring. Borrowings for 2001-02 include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes. Four public authorities (Thruway Authority, DASNY, UDC and HFA) are authorized to issue bonds under this program. Borrowings for 2001-02 also include the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes. Three public authorities (DASNY, UDC and EFC) are authorized to issue bonds under this program. The projections of State borrowings for the 2001-02 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act of 2000

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 (Debt Reform
Act). The Debt Reform Act implements statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions:

..    A phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income);

..    A phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts);

..    A limit on the use of debt to capital works and purposes only; and

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..    A limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-2001 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-2011. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-2014. State-supported bond issuances during the 2000-2001 borrowing plan are projected by DOB to be within the Debt Reform Act's statutory caps.

If either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget expects that the prohibition on issuing new State-supported debt, if the caps are met or exceeded, will provide an incentive to treat the debt caps as absolute limits that should not be reached. Therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Outstanding Debt of the State and Certain Authorities

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds and BANs issued in the 1998-99 through 2000-01 fiscal years (excluding bonds issued to redeem BANs and refunding bonds) were $249 million, $208 million, and $219 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2001, the total amount of outstanding general obligation debt was $4.3 billion.

The second type of State-supported debt, lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.

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The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Total outstanding State-supported debt as of March 31, 2001 was $36.96 million.

The category of State-related debt includes the State-supported debt described above, moral obligation and certain other financings and State-guaranteed debt. Total outstanding State-related debt as of March 31, 2001 was $38.66 million.

The City of New York

Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency supplemental legislation which authorized $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which was for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. Congress has already appropriated over $10 billion toward this $20 billion commitment to recovery, and funding is currently available to reimburse localities for clean up costs, to reimburse hospitals for lost revenue, and to provide funding for job training activities and economic redevelopment. On March 9, 2002, the President signed nation-wide economic stimulus legislation, which includes $5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorized the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.

Prior to September 11, 2001 the national and local economies had been weakening, reflecting lower business investment, increased unemployment, and declining consumer confidence. The destruction of the World Trade Center had a substantial impact on the City and its economy. Reduced economic activity lowered corporate profits, increased the rate of job loss, and reduced consumer spending, which reduced collection for several of the City's major economically sensitive tax revenues and negatively impacted tentative fiscal year 2003 property tax values for some parcels, especially in the downtown area. With the national economy beginning to recover from the recession, the prospects for the financial firms in the City are improving and a lift in the financial markets is expected.

In June 2001, the City issued a Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. In February 2002, the City released a modification to the June Financial Plan, which reflects changes since the June Financial Plan (as previously modified in December 2001) that decreased projected net revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected net tax revenues of $792 million, $1.3 billion, $1.2 billion, and $1.3 billion in fiscal years 2002 through 2005, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September 11th attack and the national recession. Changes in projected expenditures since the June Financial Plan include

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higher pension costs, resulting primarily from investment losses in fiscal year
2001, and an increase in labor costs to reflect the cost of wage increases for the uniformed forces coalition above the settlement with the union that represents most civilian employees.

Prior to the gap-closing program discussed below, the revenue and expenditure changes since the June Financial Plan resulted in projected budget gaps of $1.2 billion in fiscal year 2002, $4.8 billion in fiscal year 2003, $5 billion in fiscal year 2004, $5.4 billion in fiscal year 2005, and $5.6 billion in fiscal year 2006. The February Financial Plan sets forth gap-closing actions to eliminate the projected gaps for fiscal years 2002 and 2003, and to reduce the projected gaps for fiscal years 2004 through 2006 to $2.6 billion, $2.9 billion, and $3.1 billion, respectively. The gap-closing program includes resources from agency actions and actions anticipated to be taken by the federal and state governments, and the municipal unions. The budgets for fiscal years 2002 and 2003 also include nearly $2 billion in bond proceeds from the New York City Transitional Finance Authority to cover a portion of the costs and revenue losses related to the September 11th attack on the World Trade Center. The City's gap estimates do not make any provision for a potential shortfall in pension fund investment earnings in the fiscal year 2002; wage increases for teachers, police officers and firefighters beyond those negotiated with the unions representing other civilian and uniformed employees; wage increases for any employees beyond the current round of collective bargaining; or a loss in business tax revenues due to recent federal tax benefits for businesses.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to the County in State fiscal year 2000-01 and $25 million in State fiscal year 2001-02. The Governor has proposed providing up to $50 million in State assistance to the County over the next two State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-1997 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $211.2 million in 2001-02.

Authorities

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public benefit corporations, created pursuant to State Law ("Public Authorities") are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds

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and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its Public Authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt.

Certain Litigation

The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims sought against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-2002 fiscal year or thereafter.

Among the more significant of these cases are the following:

.. Pataki v. McCall, et al., (involves a challenge to the constitutionality of certain budget bills that deleted provisions of appropriations proposed by the governor.)

.. Oneida Indian Nation of New York, et al. v. County of Oneida, (involves a claim of wrongful possession of 872 acres of land illegally sold to the State in 1795. Similar claims are asserted in: Cayuga Indian Nation of New York v. Cuomo, et al., Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et at., and in Seneca Nation of Indians, et al. v. State, et al.)

.. Campaign for Fiscal Equity, Inc. at al. v. State, et al., (involves a challenge to the State's method of providing funding for New York City public schools.)

.. New York Association of Convenience Stores, et al. v. Urbach, et al., (petitioners are seeking to compel respondents to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations.)


--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

The following financial information is hereby incorporated by reference to the indicated pages of the Funds' Annual Report to shareholders dated December 31, 2001.


                                                       Page                                                    Page
QUESTIONS & ANSWERS                                       5     BNY HAMILTON INTERMEDIATE
                                                                GOVERNMENT FUND
BNY HAMILTON LARGE CAP GROWTH FUND                              Schedule of Investments                          72


Schedule of Investments                                  49     Statement of Assets and Liabilities              76
Statement of Assets and Liabilities                      51     Statement of Operations                          76
Statement of Operations                                  51     Statement of Changes in Net Assets               77
Statements of Changes in Net Assets                      52     Financial Highlights                             78
Financial Highlights                                     53

                                                                BNY HAMILTON INTERMEDIATE
BNY HAMILTON SMALL CAP GROWTH FUND                              INVESTMENT GRADE FUND
Schedule of Investments                                  64     Schedule of Investments                          80
Statement of Assets and Liabilities                      68     Statement of Assets and Liabilities              88
Statement of Operations                                  68     Statement of Operations                          88
Statement of Changes in Net Assets                       69     Statements of Changes in Net Assets              89
Financial Highlights                                     70     Financial Highlights                             90

BNY HAMILTON INTERNATIONAL EQUITY FUND                          BNY HAMILTON U.S. BOND MARKET
Schedule of Investments                                  55     INDEX FUND
Industry Diversification                                 59     Schedule of Investments                         129
Statement of Assets and Liabilities                      60     Statement of Assets and Liabilities             134
Statement of Operations                                  60     Statement of Operations                         134
Statement of Changes in Net Assets                       61     Statement of Changes in Net Assets              135
Financial Highlights                                     62     Financial Highlights                            136

BNY HAMILTON EQUITY INCOME FUND                                 BNY HAMILTON INTERMEDIATE TAX-
Schedule of Investments                                  36     EXEMPT FUND
Statement of Assets and Liabilities                      40     Schedule of Investments                          92
Statement of Operations                                  40     Diversification by State                        100
Statement of Changes in Net Assets                       41     Statement of Assets and Liabilities             101
Financial Highlights                                     42     Statement of Operations                         101
                                                                Statements of Changes in Net Assets             102
BNY HAMILTON LARGE CAP VALUE FUND                               Financial Highlights                            103
Schedule of Investments                                  44
Statement of Assets and Liabilities                      46
Statement of Operations                                  46
Statements of Changes in Net Assets                      47
Financial Highlights                                     48

BNY HAMILTON INTERMEDIATE NEW                                   BNY HAMILTON MONEY FUND
YORK TAX-EXEMPT FUND                                            Schedule of Investments                         137
Schedule of Investments                                 105     Statement of Assets and Liabilities             144
Statement of Assets and Liabilities                     111     Statement of Operations                         144
Statement of Operations                                 111     Statements of Changes in Net Assets             145
Statement of Changes in Net Assets                      112     Financial Highlights                            146
Financial Highlights                                    113
                                                                BNY HAMILTON TREASURY MONEY FUND
BNY HAMILTON S&P 500 INDEX FUND                                 Schedule of Investments                         149
Schedule of Investments                                 115     Statement of Assets and Liabilities             151


Statement of Assets and Liabilities                     126     Statement of Operations                         151
Statement of Operations                                 126     Statements of Changes in Net Assets             152
Statements of Changes in Net Assets                     127     Financial Highlights                            153
Financial Highlights                                    128

NOTES TO FINANCIAL STATEMENTS                           156

REPORT OF INDEPENDENT AUDITORS                          169

DIRECTORS AND OFFICERS                                  170



The following financial information is hereby incorporated by reference to the indicated pages of the CRT Funds' Annual Report to shareholders dated December 31, 2001.


                                                       Page                                                    Page
QUESTIONS & ANSWERS                                       5     BNY HAMILTON INTERNATIONAL EQUITY
                                                                CRT FUND

BNY HAMILTON LARGE CAP GROWTH CRT  FUND                         Schedule of Investments                          24
Schedule of Investments                                  12     Industry Diversification                         28
Statement of Assets and Liabilities                      14     Statement of Assets and Liabilities              29
Statement of Operations                                  14     Statement of Operations                          29
Statements of Changes in Net Assets                      15     Statements of Changes in Net Assets              30
Financial Highlights                                     16     Financial Highlights                             31

BNY HAMILTON SMALL CAP GROWTH CRT  FUND                         NOTES TO FINANCIAL STATEMENTS                    32
Schedule of Investments                                  17
Statement of Assets and Liabilities                      21     REPORT OF INDEPENDENT AUDITORS                   38
Statement of Operations                                  21
Statements of Changes in Net Assets                      22     DIRECTORS AND OFFICERS                           39
Financial Highlights                                     23




                                   APPENDIX A

                         Description of Security Ratings

S&P

Corporate and Municipal Bonds
-----------------------------

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper
-------------------------------------------------------

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.
A-1 This designation indicates that the degree of safety regarding timely payment is very strong.


MOODY'S

Corporate and Municipal Bonds
-----------------------------

Aaa             Bonds that are rated Aaa are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper
-------------------------------------------------------

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                       - Leading market positions in well established industries. - High rates of return on funds employed.
                       - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                       - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes
---------------------------

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.